Exhibit 10.1

LOAN AGREEMENT

Dated as of August 16, 2013

among

CHP CHESTNUT COMMONS OH MOB OWNER, LLC,

CHP LEAWOOD KS MOB OWNER, LLC,

CHP LINCOLN PLAZA AZ MOB OWNER, LLC,

CHP NORTH MOUNTAIN AZ MOB OWNER, LLC

and CHP ESCONDIDO CA MOB OWNER, LLC,

as Borrowers

and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,

as Lender

Deal Name:	CNL MOB Portfolio
Loan Numbers:	706109200, 706109202-203 & 706109205-206

Prudential Loan Nos. 706109200, 706109202-203

& 706109205-206

CNL MOB Portfolio

Loan Agreement

i

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

ii

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

EXHIBITS

Exhibit A – Legal Description of Land

Exhibit B – Description of Personal Property

Exhibit B-1 – Specific List of Personal Property

Exhibit C – Permitted Encumbrances

Exhibit D – Individual Properties and Allocated Loan Amounts

Exhibit E – List of Borrowers, Borrowers’ Addresses and Borrowers’ Tax Identification Numbers

Exhibit F – Monthly Principal Payments and Daily Charges due under each Note

Exhibit G – List of Major Tenants for Individual Properties

Exhibit H – List of Post-Closing Obligations

iii

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

DEFINITIONS

The terms set forth below are defined in the following sections of this Loan Agreement:

Action	Section 9.04
Additional Funds	Section 3.07(c)
Additional Improvements	Section 10.04
Affecting Borrower’s Individual Property	Section 3.12(a)
Affiliate	Section 3.22
Agreement	Preamble
Allocated Loan Amount	Section 1.10(a)
Allocated Loan Amounts	Section 1.10(a)
Anti-Terrorism Regulations	Section 3.20(b)
Applicable Event	Section 10.03(a)
Applicable Individual Property	Section 10.04
Applicable Margin	Section 1.03(a)
Assessments	Section 3.03(a)
Assignment	Section 1.10(b)
Assignments	Section 1.10(c)
Award	Section 3.08(b)
Balance	Section 1.03(b)
Bank Monitor Rate	Section 10.03(a)(ii)
Borrower	Preamble
Borrowers	Preamble
Breakage Fee	Section 1.03(a)
Business Day	Section 1.03(a)
Chestnut Note	Section 1.10(r)
CHP Entity	Section 5.01
CHP REIT	Section 5.01
Control, Controlled or Controlling	Section 3.22
Costs	Section 4.01
Cross Collateral Assignment of Leases	Section 1.10(d)
Cross Collateral Assignments	Section 1.10(e)
Cross Collateral Documents	Section 1.10(f)
Cross Collateral Mortgage	Section 1.10(g)
Cross Collateral Mortgages	Section 1.10(h)
Daily Charge	Section 1.04(a)
Damage	Section 3.07(a)
Debt Service Coverage Ratio	Section 3.10(c)
Debt Yield	Section 3.29(a)
Debt Yield Report	Section 3.29(b)
Default Rate	Section 1.04(b)
Deposits	Section 3.10(a)
Documents	Section 1.02
Due Date	Section 1.03(a)
DY Reserve Deposit	Section 10.03(b)
Environmental Indemnity	Section 1.10(i)
Environmental Indemnities	Section 1.10(j)

i

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

Environmental Law	Section 3.12(a)
Environmental Liens	Section 3.12(b)
Environmental Report	Section 3.12(a)
ERISA	Section 3.11(a)
ERISA Indemnity	Section 1.10(k)
ERISA Indemnities	Section 1.10(l)
Escondido Note	Section 1.10(r)
Eurodollar Rate	Section 1.03(a)
Event of Default	Section 6.01
Executive Order 13224	Section 2.09
FHA Act	Section 2.04(i)
First Notice	Section 3.15(b)
Flood Acts	Section 2.04(a)
Full Replacement Cost	Section 3.06(a)
Funding Date	Section 1.03(a)
GAAP	Section 3.15(a)(ii)
Grace Period	Section 6.01(c)
Hazardous Materials	Section 3.12(a)
Impositions	Section 3.10(a)
Indemnified Parties	Section 8.03
Indemnify	Section 8.03
Individual Beneficiaries	Section 2.09
Individual Loan	Recitals, Section 1
Individual Loan Documents	Section 1.02
Individual Property	Section 1.10(m)
Individual Shareholders	Section 2.09
Insurance Premiums	Section 3.10(a)
Instrument	Section 1.10(n)
Instruments	Section 1.10(o)
Interest Compensation Sum	Section 1.03(a)
Investors	Section 9.06(a)
JCL	Section 1.06(c)
JCL Ground Leases	Section 1.06(c)
JCL LMP Ground Lease	Section 1.06(c)
JCL NMMP Ground Lease	Section 1.06(c)
Kansas Lease	Section 10.03(a)
Kansas Property	Section 10.03(a)
Kansas Tenant	Section 10.03(a)
Late Charge	Section 1.04(a)
Laws	Section 3.05(c)
Leawood Note	Section 1.10(r)
Lender	Preamble
Lender’s Consulting Engineer	Section 10.04
Lender Affiliates	Section 9.10
LIBOR Rate	Section 1.03(a)
Lien	Section 1.10(p)
Lincoln Note	Section 1.10(r)
LLC Agreement	Section 3.22(y)

ii

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

Loan	Recitals, Section 1
Lock Out Date	Section 1.06
Losses	Section 8.03
Major Tenants	Section 3.08(d)
Major Tenant Lease	Section 3.23(a)
Maturity	Section 1.03(a)
Maturity Date	Section 1.03(a)
MBA Form	Section 3.06(d)
Member	Section 3.22(y)
Microbial Matter	Section 3.12(a)
Net Proceeds	Section 3.07(d)
NOI	Section 3.10(c)
North Mountain Note	Section 1.10(r)
Note	Section 1.10(q)
Notes	Section 1.10(r)
Note Rate	Section 1.03(a)
Notice	Section 9.02
O&M Plan	Section 3.12(b)
Obligations	Section 1.01
OFAC	Section 2.09
OFAC Lists	Section 2.09
OFAC Violation	Section 3.20(c)
Organization State	Section 2.01
PCBs	Section 3.12(a)
Permitted Capital Leases	Section 3.30
Permitted Encumbrances	Section 2.01
Permitted Transfer(s)	Section 5.01
Plans	Section 10.04
Pool Obligations	Section 1.10(s)
Property	Section 1.10(t)
Property Manager	Section 2.04(b)
Property Payables	Section 3.09
Property State	Section 2.01
PTE	Section 3.11(a)
Rating Agency	Section 9.06(a)
Recourse Documents	Section 1.10(u)
Recourse Guarantor	Section 1.10(v)
Recourse Liabilities Guaranty	Section 1.10(w)
Recourse Liabilities Guaranties	Section 1.10(x)
Recourse Parties	Section 8.01
Release	Section 3.12(a)
Rent Loss Proceeds	Section 3.07(c)
Rent Roll	Section 2.11
Required Debt Yield	Section 3.29(a)
Reserve Funds	Section 10.03(c)
Restoration	Section 3.07(a)
Revenue Code	Section 2.05
Second Notice	Section 3.15(b)

iii

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

Securities	Section 9.06(a)
Security Agreement	Section 7.01
Security Deposit	Section 8.01(i)
Special Member	Section 3.22(y)
Supplemental Guaranty	Recitals, Section 5
TADS	Section 3.10(c)
Taking	Section 3.08(a)
Tenant Recovery	Section 3.25
Termination Fee	Section 8.01(i)
TILC Reserve Funds	Section 10.03(a)
Transaction Taxes	Section 3.03(c)
Trustee	Recitals, Section 3
U.C.C.	Section 2.02
Violation	Section 3.11(c)

iv

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is made as of the 16th day of August, 2013, by and among CHP CHESTNUT COMMONS OH MOB OWNER, LLC, a Delaware limited liability company (“CHP Chestnut”), CHP LEAWOOD KS MOB OWNER, LLC, a Delaware limited liability company (“CHP Leawood”), CHP LINCOLN PLAZA AZ MOB OWNER, LLC, a Delaware limited liability company (“CHP Lincoln”), CHP NORTH MOUNTAIN AZ MOB OWNER, LLC, a Delaware limited liability company (“CHP North Mountain”), and CHP ESCONDIDO CA MOB OWNER, LLC, a Delaware limited liability company (“CHP Escondido”), each having its principal office and place of business as shown on Exhibit E attached hereto (each of the foregoing entities is referred to individually as a “Borrower” and collectively as “Borrowers”), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having an office at c/o Prudential Asset Resources, Inc., 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, Attention: Asset Management Department; Reference Loan Nos. 706109200, 706109202-203 & 706109205-206, as lender (“Lender”).

RECITALS:

1. Each Borrower, by the terms of its Promissory Note dated as of the date hereof (as each such Promissory Note may be amended, restated, replaced, supplemented or otherwise modified from time to time, a “Note” and collectively, the “Notes”) and in connection with the commercial mortgage loan (each, an “Individual Loan” and collectively in the aggregate, the “Loan”) from Lender to each Borrower, is indebted to Lender in the respective principal sum reflected on Exhibit D attached hereto.

2. Each Borrower desires to secure the payment of and the performance of all of its obligations under its Note and certain additional Obligations (as defined in Section 1.01 herein).

3. Each Borrower has, pursuant to the terms of its Instrument (as defined in Section 1.10 herein), irrevocably granted and conveyed to Lender or to either Kelley H. Butler, Esq. or First American Title Insurance Company, as trustee (in either case, “Trustee”) for the benefit of Lender, and granted Lender a security interest in, (a) the real property described in its Instrument and shown in Exhibits A-1 through A-5 attached hereto and by this reference made a part hereof, and (b) the personal property described in its Instrument and shown in Exhibit B and Exhibits B-1 through B-5 attached hereto and by this reference made a part hereof.

4. Pursuant to the terms of the Instruments (defined below) and each of the Assignments (defined below), Borrowers have absolutely and unconditionally assigned, set over, and transferred to Lender all of Borrowers’ rights, titles, interests and estates in and to the Leases (as defined in the Instruments) and the Rents (as defined in the Instruments), subject to the terms and license granted to Borrowers under the Assignments, which documents shall govern and control the provisions of said assignment.

5. In addition to the Note executed and delivered by each Borrower, each Borrower has also executed and delivered to Lender a Supplemental Guaranty (as each such guaranty may be amended, restated, replaced, supplemented or otherwise modified from time to time, a “Supplemental Guaranty”) pursuant to which each Borrower guarantees the obligations of each of the other Borrowers under the Notes executed and delivered by such other Borrowers.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

6. To secure performance by each Borrower under its Supplemental Guaranty, each Borrower has, pursuant to the terms of its Cross Collateral Mortgage (as defined in Section 1.10 herein), irrevocably granted and conveyed to Lender, and granted Lender a second priority security interest in, (a) the real property described in its Cross Collateral Mortgage and shown in Exhibits A-1 through A-5 attached hereto, and (b) the personal property described in its Cross Collateral Mortgage and shown in Exhibit B and Exhibits B-1 through B-5 attached hereto.

7. Pursuant to the terms of the Cross Collateral Mortgages (defined below) and the Cross Collateral Assignments (defined below), Borrowers have absolutely and unconditionally assigned, set over, and transferred to Lender all of Borrowers’ rights, titles, interests and estates in and to the Leases (as defined in the Cross Collateral Mortgages) and the Rents (as defined in the Cross Collateral Mortgages), subject to the terms and license granted to Borrowers under the Cross Collateral Assignments, which documents shall govern and control the provisions of said assignment.

NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, represent and warrant as follows:

ARTICLE I - OBLIGATIONS AND PAYMENTS

Section 1.01 Obligations. As used herein, the term “Obligations” shall mean the Obligations (as such term is defined in each Instrument and each Cross Collateral Mortgage) of any Borrower under the Instrument and the Cross Collateral Mortgage executed by such Borrower.

Section 1.02 Documents. The term “Individual Loan Documents” shall mean, for each Borrower, this Agreement, the Note, the Instrument, the Assignment, the Environmental Indemnity (defined below) (except for any Environmental Indemnity with respect to any Individual Property located in the States of California, Nevada, Utah or Washington), and any other written agreement executed by a Borrower in connection with its Individual Loan (but excluding the Loan application, the Loan commitment, the ERISA Indemnity, and the Cross Collateral Documents) (defined below) and by the party against whom enforcement is sought, including those given to evidence or further secure the payment and performance of a Borrower’s Obligations, and any written renewals, extensions, and amendments of the foregoing, executed by the party against whom enforcement is sought. All of the provisions of the Individual Loan Documents are incorporated into this Agreement as if fully set forth in this Agreement. The term “Documents” shall mean all of the Individual Loan Documents and all of the Cross Collateral Documents.

Section 1.03 Loan Payments.

(a) Definitions. The following terms, as used in this Agreement, shall have the following meanings, which meanings shall be applicable equally to the singular and the plural of the terms defined:

(i) “Alternate Base Rate” shall mean such fluctuating rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the sum of (A) the Applicable Margin and (B) the greater of (1) the Federal Funds Rate, plus one percent (1.00%), and (2) the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

(ii) “Applicable Margin” shall mean two hundred sixty-five (265) basis points (2.65%).

(iii) “Breakage Fee” shall have the meaning attributed to such term in Section 1.06(a)(iv) hereof.

(iv) “Business Day” with respect to establishing a date relating to an Interest Period, Libor Rate, Eurodollar Rate or Determination Date, shall mean a day of the year on which dealings in United States dollars are carried on in the London interbank market and banks are not required or authorized to close in London or in New York, New York and with respect to any other date, shall mean each Monday through Friday except for days on which no commercial national banking associations are open for business in the United States.

(v) “Daily Charge” shall have the meaning attributed to such term in Section 1.04(a) hereof.

(vi) “Default Rate” shall have the meaning attributed to such terms in Section 1.04(b) hereof.

(vii) “Determination Date” shall mean, with respect to each Interest Period subsequent to the first Interest Period, a date on which the Eurodollar Rate shall be selected by Lender as the applicable interest rate in respect of the Loan, which date shall be the day that is two (2) Business Days prior to the first day of such Interest Period.

(viii) “Due Date” shall have the meaning attributed to such term in Section 1.03(b) hereof.

(ix) “Eurodollar Rate” shall mean an interest rate per annum equal at all times to the Libor Rate plus the Applicable Margin.

(x) “Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided, that (A) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (B) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged by Lender, directly or indirectly, on such Business Day on such transactions as reasonably determined by Lender.

(xi) “First Due Date” shall have the meaning attributed to such term in Section 1.03(b) hereof.

(xii) “First Extended Maturity Date” shall mean September 5, 2017.

(xiii) “Funding Date” shall mean the date of this Agreement.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

(xiv) “Initial Maturity Date” shall mean September 5, 2016.

(xv) “Interest Compensation Sum” shall mean an amount equal to the sum of (i) the greater of (A) the amount by which (1) exceeds (2) wherein (1) is the amount of interest which would have been paid hereunder for the balance of the respective Interest Period applicable to the portion of the Loan being prepaid, and (2) is the amount of interest which would be earned by Lender on deposits placed by Lender in the London interbank market at 11:00 a.m. (London time) (or as soon thereafter as practicable) on the date of the prepayment in an amount approximately equal or comparable to the amount of the Loan being prepaid and having a maturity equal or approximately equal to the unexpired portion of such Interest Period or (B) the product of (1) the Applicable Margin and (2) the portion of the Loan being prepaid, multiplied by (3) a fraction, the numerator of which is the number of days from and including the date of prepayment to and including the last day of the then current Interest Period and the denominator of which is 360, plus (ii) all other costs and expenses of Lender incurred as a result of such prepayment. If Lender shall not, for reasons not within the control of Lender, be able to place deposits in the London interbank market as provided above in an amount equal or approximately equal to the amount of the Loan being prepaid and having a maturity equal or approximately equal to the unexpired portion of the respective Interest Period applicable to such portion of the Loan, then the amount described in clause (i)(A) of this Section 1.03(a)(xv) shall be replaced with an amount equal to the amount by which (1) in said clause (i)(A) exceeds the amount of interest paid by the United States Government upon United States Government securities backed by the full faith and credit of the United States Government in an amount equal or approximately equal to the amount of the Loan being prepaid and having a maturity equal or approximately equal to the unexpired portion of the Interest Period applicable to such portion of the Loan.

(xvi) “Interest Period” shall mean (A) the period commencing on the date on which the proceeds of the Loan are advanced to Borrowers and ending on the fourth (4th) day of the calendar month in which the proceeds are advanced (or the fourth (4th) day of the next succeeding calendar month, if the proceeds are advanced after the fourth (4th) day of a calendar month) and (B) thereafter, the period commencing on the fifth (5th) day of a calendar month and ending on the fourth (4th) day of the next succeeding calendar month, provided that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and provided further that in no event shall any Interest Period extend beyond the Maturity Date.

(xvii) “Late Charge” shall have the meaning ascribed to such term in Section 1.04(a) hereof.

(xviii) “Libor Rate” shall mean for any day, as determined by Lender, the interest rate per annum (the “Offered LIBOR”) offered for one (1) month deposits in U.S. Dollars for the Interest Period in the London interbank market. If the Interest Period is of a duration falling between the interest periods for which such rate appears on the Libor source, as determined by Lender, whose determination shall be conclusive in the absence of manifest error, the Libor Rate shall be the rate determined by interpolation between the rates for the next shorter and the next longer interest periods for which such rate appears on the Libor source, as determined by Lender, whose determination shall be conclusive in the absence of manifest error.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

(xix) “Maturity Date” shall mean the Initial Maturity Date, or such later date resulting from the exercise of Borrowers’ option to extend the term of the Loan in accordance with Section 1.11 below.

(xx) “Maturity” shall mean the Maturity Date or earlier date that the Obligations may be due and payable by acceleration by Lender as provided in the Documents.

(xxi) “Monthly Payment Amount” shall mean an amount equal to the sum of (1) the interest accrued and unpaid under each Note and this Agreement and (2) a monthly installment of principal under each Note in the amount as set forth on Exhibit F attached hereto and by this reference made a part hereof.

(xxii) “Note Rate” shall mean the Eurodollar Rate, unless at any time the Loan must bear interest at the Alternate Base Rate, during which time the Note Rate shall mean the Alternate Base Rate.

(xxiii) “Second Extended Maturity Date” shall mean September 5, 2018.

(b) Payments. Principal and interest under the Notes shall be due and payable as follows:

(i) Interest on the unpaid balance of each Individual Loan (the “Balance”) and, to the extent required hereunder, principal, shall be paid in an amount equal to the Monthly Payment Amount, which shall be payable in monthly installments commencing as of the fifth (5th) day of the first (1st) full calendar month following the Funding Date (or if the Funding Date is after the fifth (5th) day of a calendar month, on the fifth (5th) day of the second (2nd) full calendar month following the Funding Date) (the “First Due Date”) and continuing on the fifth (5th) day of each and every calendar month thereafter (each, together with the First Payment Date, a “Due Date”) until the Maturity Date (or on such earlier date that the Notes are prepaid in full in accordance with the provisions hereof), at which time all accrued but unpaid interest, together with the principal sum evidenced by the Notes, shall be payable in full. If the fifth (5th) day of a calendar month is not a Business Day, then the Due Date for such month shall be the first Business Day occurring after such fifth (5th) day of the month.

(ii) If the Funding Date is on a date other than the fifth (5th) day of a calendar month, then Borrower shall pay to Lender contemporaneously with the execution hereof, interest at the Note Rate for a period from the date hereof through and including the fourth (4th) day of the next succeeding month (unless the Funding Date is prior to the fifth (5th) day of a calendar month, in which event such interest shall be paid through and including the fourth (4th) day of this calendar month).

(iii) The entire Obligations of each Borrower shall be due and payable on the Maturity Date, or when sooner accelerated pursuant to the terms of the Notes, this Agreement or the Instrument. All amounts due under the Notes and this Agreement shall be payable without set off, counterclaim or any other deduction whatsoever.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

(c) Computation of Interest.

(i) Except as otherwise provided herein, the entire Balance shall bear interest at the Eurodollar Rate. Borrower shall be deemed to have selected the Alternate Base Rate under this Agreement (A) for the entire Balance if for any reason the Libor Rate shall not be in effect or available to Lender, and interest shall accrue at the Alternate Base Rate until the Libor Rate is next available and (B) for sums advanced subsequent to the initial advance of the Loan and other than on the first day of an Interest Period, until the commencement of the next Interest Period. To the extent that the Alternate Base Rate is applicable to the Loan, the rate of interest computed in accordance with Section 1.03(a)(i) shall change effective as of the opening of business on the day on which each such change in such fluctuating rate shall occur. With respect to each Interest Period, interest shall accrue from the first day of such Interest Period through and including the last day of such Interest Period.

(ii) Provided that no Event of Default has occurred under any of the Documents, and provided further that the Libor Rate is available to Lender, on any Determination Date, except as provided in Section 1.03(c)(i), above, the Eurodollar Rate shall automatically be the applicable rate for the entire Balance in respect of the immediately succeeding Interest Period. If requested by Lender, Borrowers shall immediately confirm the Eurodollar Rate and the duration of the applicable Interest Period by acknowledging receipt of a written confirmation of the Eurodollar Rate and Interest Period delivered by Lender to Borrowers. Only one Interest Period may be in effect at any given time.

(iii) In addition to the payment of interest and fees as aforesaid, Borrowers shall, from time to time, upon demand by Lender pay to Lender amounts as shall be sufficient to compensate Lender for (x) any loss, cost, fee, breakage or other expense incurred or sustained directly or indirectly by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund or maintain the Loan during any Interest Period as a result of any prepayment of the Loan or any portion thereof or any attempt by Borrowers to rescind the selection of the Eurodollar Rate as the applicable interest rate for the Loan (but without duplication of any costs and expenses payable pursuant to 1.06(a)(iv) hereof) and (y) any increased costs incurred by Lender, by reason of:

(A) taxes (or the withholding of amounts for taxes) of any nature whatsoever, including, without limitation, income, excise and interest equalization taxes (other than United States or state income taxes) as well as all levies, imports, duties, or fees whether now in existence or as the result of a change in, or promulgation of, any treaty, statute or regulation or interpretation thereof, or any directive, guideline or otherwise, by a central bank or fiscal authority or any other entity (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting therefrom;

(B) any reserve or special deposit requirements against or with respect to assets or liabilities or deposits outstanding under a Libor Rate (including, without limitation, those imposed under the Monetary Control Act of 1978 or, if applicable, the “Eurocurrency Liabilities” under Federal Reserve Regulation D (as at any time amended)) currently required by, or resulting from a change in, or the promulgation of,

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

such requirements by treaty, statute, regulation, interpretation thereof, or any directive, guidelines, or otherwise by a central bank or fiscal authority (whether or not having the force of law); and

(C) compliance with treaties, statutes, regulations, interpretations or any directives or guidelines or otherwise, promulgated by or of a central bank or fiscal authority or other entity (whether or not having the force of law).

A certificate as to the amount of any such costs prepared by Lender, signed by an authorized officer of Lender and submitted to Borrowers shall be conclusive as to the matters therein set forth, absent manifest error. Neither the Notes nor this Agreement shall be deemed to have been paid and/or satisfied in full until all such additional costs, in addition to the Balance hereof and all interest thereon and all other sums due and payable under the Documents, shall have been paid, and Lender agrees to provide the amount of such additional costs to Borrowers promptly upon request when such calculation is available.

(iv) The selection at any time of an interest rate based upon the Libor Rate shall be expressly conditioned upon the existence of an adequate and fair means of determining the Libor Rate and the absence of any legal prohibition against the charging of interest based on the Libor Rate.

(v) Interest shall be computed hereunder based on a 360-day year and based on the actual number of days elapsed for which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to 2:00 p.m. Eastern Time as provided in Section 1.07 below.

Section 1.04 Late Payment and Default Interest.

(a) Late Charge. If any scheduled payment due under the Individual Loan Documents is not fully paid by its Due Date (other than the principal payment due on the Maturity Date), then a daily charge in the amount set forth on Exhibit F attached hereto (the “Daily Charge”) shall be assessed with respect to such Individual Loan for each day that elapses from and after the applicable Due Date until such payment is made in full (including the date payment is made); provided, however, that if any such payment, together with all accrued Daily Charges, is not fully paid by the fourteenth (14th) day following the applicable Due Date, then a late charge equal to the lesser of (i) four percent (4%) of such payment or (ii) the maximum amount allowed by law (the “Late Charge”) shall be assessed and be immediately due and payable. The Late Charge shall be payable in lieu of Daily Charges that shall have accrued. The Late Charge may be assessed only once on each overdue payment. These charges shall be paid to defray the expenses incurred by Lender in handling and processing such delinquent payment(s) and to compensate Lender for the loss of the use of such funds. The Daily Charge and Late Charge shall be secured by the Individual Loan Documents. The imposition of the Daily Charge, Late Charge, and/or requirement that interest be paid at the Default Rate (defined below) shall not be construed in any way to (A) excuse any Borrower from its obligation to make each payment under its Note promptly when due or (B) preclude Lender from exercising any rights or remedies available under the Documents upon an Event of Default (as defined below).

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

(b) Default Rate. Upon an Event of Default or at Maturity, whether by acceleration (due to a voluntary or involuntary default) or otherwise, the entire Obligations of each Borrower (excluding accrued but unpaid interest if prohibited by law) shall bear interest at the Default Rate. The “Default Rate” shall be the lesser of (i) the maximum rate allowed by law or (ii) five percent (5%) plus the greater of (A) the applicable Note Rate or (B) the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal on the first Business Day (defined below) of the month in which the Event of Default or Maturity occurs and on the first Business Day of every month thereafter.

(c) Payment in Full Following Event of Default. If following the occurrence of any Event of Default, Borrowers shall tender payment of an amount sufficient to satisfy the Obligations, such tender by Borrowers shall be deemed to be a voluntary prepayment under the Notes in the amount tendered, and Borrowers shall also pay to Lender the sums specified in Section 1.06 of this Agreement; provided, however, if the prepayment occurs prior to the Lock Out Date, the Breakage Fee payable under Section 1.06 hereof shall include, for purposes of calculating the Interest Compensation Sum pursuant to Section 1.03(a)(xv) hereof, the following in lieu of the amount described in clause (B) of Section 1.03(a)(xv): the product of (1) the Applicable Margin, and (2) the amount being prepaid, multiplied by (3) a fraction, the numerator of which is the number of days from and including the date of the occurrence of the Event of Default, as determined by Lender, to and including the Lock Out Date and the denominator of which is 360.

(d) Costs of Collection. In the event that Lender should deem it necessary to employ counsel to collect the Obligations or to protect or foreclose the security, or otherwise with respect to the Loan, Borrowers agree to pay on demand all fees and expenses and all costs of collection incurred by Lender, including, but not limited to, reasonable attorneys’ fees and disbursements for the services of counsel whether or not suit be brought.

Section 1.05 Application of Payments. Until an Event of Default occurs, all payments received under any Note shall be applied in the following order: (a) to unpaid fees, costs, and expenses due Lender pursuant to the applicable Individual Loan Documents; (b) to unpaid Daily Charges, Late Charges and costs of collection with respect to the applicable Individual Loan Documents; (c) to any Prepayment Premium due with respect to the applicable Individual Loan Documents; (d) to interest due on the Balance of the applicable Individual Loan; and (e) then to the Balance of the applicable Individual Loan. After an Event of Default (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), all payments shall be applied in any order determined by Lender.

Section 1.06 Prepayment.

(a) The Loan may not be prepaid in whole or in part except as expressly set forth below. The Loan may be prepaid in whole or in part without any prepayment fee or penalty (except as otherwise specifically provided herein), provided:

(i) No prepayment shall be permitted prior to the date (the “Lock Out Date”) that is eighteen (18) calendar months after the First Due Date. (If prior to the Lock Out Date, prepayment occurs involuntarily, including any prepayment after acceleration by Lender upon

Prudential Loan Nos. 706109200, 706109202-203

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CNL MOB Portfolio

Loan Agreement

a default by Borrower under the Documents, but excluding any prepayment from casualty or condemnation proceeds in accordance with the Documents, the prepayment provisions (described below) applicable to the period after the Lock Out Date shall be deemed to apply to such involuntary prepayment);

(ii) Written notice of such prepayment is received by Lender not less than twenty (20) days, or more than sixty (60) days, prior to the date of such prepayment;

(iii) Such prepayment is accompanied by all interest accrued hereunder and all other sums due hereunder and under each Note and the other Documents; and

(iv) If and to the extent that the Eurodollar Rate is then applicable in respect of the Loan, prepayment of the Loan shall not be made prior to the expiration of the then-applicable Interest Period unless such prepayment is accompanied by the payment of a prepayment fee in an amount (the “Breakage Fee”) equal to the applicable Interest Compensation Sum, plus (x) all the amounts referred to in Section 1.03(c)(iii), and (y) any and all other losses, costs, fees and expenses of Lender, incurred or sustained directly or indirectly as a result of such prepayment of the Loan; provided, however, that Lender shall not have any obligation to cancel any Eurodollar contract which Lender or the Treasury Department of Lender may have entered into in order to obtain the Eurodollar Rate prior to the maturity of such contract.

All sums payable pursuant to this Section 1.06 shall also be due and payable by Borrowers upon demand in the event of any involuntary prepayments or any acceleration of the Obligations, unless the prepayment results from condemnation or casualty losses. In the event that any prepayment fee is due hereunder, Lender shall deliver to Borrowers a statement setting forth the amount and determination of the prepayment fee, and, provided that Lender shall have in good faith applied the formula described above, Borrowers shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error. Lender shall not be obligated or required to have actually reinvested the prepaid principal balance as a condition to receiving the prepayment fee. In addition to the aforesaid prepayment fee and without waiving any prepayment condition, if, upon any such prepayment, the aforesaid prior written notice has not been timely received by Lender, and the prepayment is accepted by Lender, the prepayment fee shall be increased by an amount equal to the lesser of (i) thirty (30) days unearned interest computed on the outstanding principal balance of the Loan so prepaid and (ii) unearned interest computed on the outstanding principal balance of the Loan so prepaid for the period from, and including, the date of prepayment through the otherwise stated Maturity Date of the Loan.

(b) In connection with any partial prepayment resulting from Lender’s applying insurance or condemnation proceeds to reduce the Balance of the Loan as provided in Section 3.07 and Section 3.08 of this Agreement, so long as no Event of Default has occurred (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), no prepayment fee shall be due other than the Breakage Fee. No notice of prepayment shall be required under the circumstance specified in the preceding sentence.

Prudential Loan Nos. 706109200, 706109202-203

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CNL MOB Portfolio

Loan Agreement

(c) Notwithstanding Section 1.06(a)(i) above, if, and only if, John C. Lincoln Health Network, an Arizona non-profit corporation (together with its successors or assigns under any ground lease, “JCL”) exercises its rights under (x) Section 16.6 of that certain Ground Lease (LMP Parcel) dated as of February 29, 2008, by and between JCL, as ground lessor, and CHP Lincoln (as successor-in-interest to MMIC JCL MOB, LLC, a Delaware limited liability company), as ground lessee (the “JCL LMP Ground Lease”) and/or (y) Section 16.6 of that certain Ground Lease (NMMP Parcel) dated as of February 29, 2008, by and between JCL, as ground lessor, and CHP North Mountain (as successor-in-interest to MMIC JCL MOB, LLC, a Delaware limited liability company), as ground lessee (the “JCL NMMP Ground Lease”; together with the JCL LMP Ground Lease, the “JCL Ground Leases”), to purchase the Loan prior to the Lockout Date, then, in addition to the amount payable by JCL for the purchase of the Loan, (i) the entire Pool Obligations shall be immediately due and payable and (ii) each Borrower will be required to pay to The Prudential Insurance Company of America (or the then-current holder of the Notes immediately prior to such purchase of the Loan by JCL), as an express condition to any such purchase of the Loan by JCL, in addition to the principal amount of the Loan being prepaid, an amount equal to the sum of (A) the product of (1) the Applicable Margin and (2) the outstanding Balance of the Individual Loan of such Borrower immediately prior to the purchase of the Loan by JCL, multiplied by (3) a fraction, the numerator of which is the number of days from and including the date of prepayment to and including the date that is the the Lock Out Date and the denominator of which is 360, and (B) all other costs and expenses of Lender incurred as a result of such prepayment.

(d) Except as otherwise expressly provided in Section 1.06(a) or Section 1.06(b) above, the prepayment fee provided above shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of a Note is paid prior to the Maturity Date, whether such prepayment is voluntary or involuntary, even if such prepayment results from Lender’s exercise of its rights upon Borrower’s default and acceleration of the Maturity of the Notes (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other sums due hereunder or under any of the other Documents. No tender of a prepayment of the Loan with respect to which a prepayment fee is due shall be effective unless such prepayment is accompanied by the applicable prepayment fee.

(e) No principal amount repaid may be re-borrowed. Partial payments of principal shall be applied to the unpaid principal balance evidenced hereby. Partial prepayments of principal hereunder shall not entitle any Borrower to have the installments of principal and interest payable under the Notes reduced by reamortizing the remaining unpaid principal balance due under the Notes or by applying such prepayment to the next maturing installment of principal and interest under the Notes.

(f) Borrowers waive any right to prepay the Loan except under the terms and conditions as set forth in this Section 1.06 and agree that if the Loan is prepaid, Borrowers will pay the prepayment charges set forth above and all costs and losses incurred by Lender as a result of such prepayment. Borrowers hereby acknowledge that the inclusion of this waiver of prepayment rights and agreement to pay the prepayment charge for the right to prepay the Loan was separately negotiated with Lender, that the economic value of the various elements of this waiver and agreement were discussed, and that the consideration given by Borrowers for the Loan was adjusted to reflect the specific waiver and agreement negotiated between Borrowers and Lender and contained herein.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

(g) If the entire amount of any Individual Loan is prepaid, then the entire amount of all of the other Individual Loans must be simultaneously prepaid. In all events, the applicable prepayment premium must also be paid.

Section 1.07 Treatment of Payments. All payments under the Notes and the Documents shall be made, without offset or deduction, (a) in lawful money of the United States of America at the office of Lender or at such other place (and in the manner) Lender may specify by written notice to Borrowers, (b) in immediately available federal funds, and (c) if received by Lender prior to 2:00 p.m. Eastern Time at such place, shall be credited on that day, or, if received by Lender at or after 2:00 p.m. Eastern Time at such place, shall, at Lender’s option, be credited on the next Business Day. Initially (unless waived by Lender), and until Lender shall direct Borrowers otherwise, Borrowers shall make all payments due under the Notes in the manner set forth in Section 3.13 of this Agreement. If any Due Date falls on a day which is not a Business Day, then the Due Date shall be deemed to have fallen on the next succeeding Business Day.

Section 1.08 Unconditional Payment. Borrowers are and shall be obligated to pay principal, interest and any and all other amounts which became payable under the Notes or under the other Documents absolutely and unconditionally and without abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender under the Documents shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of any of the Notes or return thereof to any Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of any Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

Section 1.09 Certain Waivers. Borrowers and all others who may become liable for the payment of all or any part of the Pool Obligations (defined below) do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Pool Obligations (except as otherwise expressly provided in Article V below) or extension of time for payment of any Note or any installment thereof, and no alteration, amendment or waiver of any provision of any Note, any Instrument, this Agreement or the other Documents shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of any Borrower, and any other who may become liable for the payment of all or any part of the Pool Obligations, under the Notes, the Instruments, this Agreement and the other Documents.

Section 1.10 Additional Defined Terms. In addition to other capitalized terms defined herein, when used herein the following terms shall have the following meanings:

(a) “Allocated Loan Amounts” means the pro rata allocation of the Loan to each Individual Property (each an “Allocated Loan Amount”), as mutually agreed between Lender and Borrowers and as currently set forth in Exhibit D attached hereto and by this reference made a part hereof.

(b) “Assignment” means the assignment of the lessor’s interest in leases and rents (which may be incorporated in the Instrument) executed and delivered by a Borrower in connection with an

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Loan Agreement

Individual Property for the benefit of Lender, modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its sole discretion, as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(c) “Assignments” means, collectively, each Assignment for the Individual Properties.

(d) “Cross Collateral Assignment of Leases” means a second priority assignment of the lessor’s interest in leases (which may be incorporated in each Cross Collateral Mortgage) executed and delivered by a Borrower in connection with an Individual Property for the benefit of Lender, to secure the obligations of such Borrower as described in the Cross Collateral Mortgage recorded with respect to the same Individual Property, and modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its reasonable discretion, as amended, supplemented, restated, replaced, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(e) “Cross Collateral Assignments” means, collectively, each of the Cross Collateral Assignments of Leases for the Individual Properties.

(f) “Cross-Collateral Documents” means, for each Borrower, the Cross Collateral Mortgage, the Cross-Collateral Assignment of Leases and the Supplemental Guaranty.

(g) “Cross Collateral Mortgage” means a second priority mortgage, deed of trust, indemnity deed of trust, deed to secure debt or other similar instrument, executed and delivered by each Borrower, as “Trustor,” “Mortgagor,” or “Grantor” who owns the Individual Property or Individual Properties described in the Cross Collateral Mortgage, for the benefit of Lender as “Beneficiary”, “Mortgagee” or “Grantee” for an Individual Property to secure the obligations of Borrowers under all Notes other than the Note secured by the Instrument recorded with respect to the same Individual Property, modified to reflect the laws of the state where the Individual Property is located and otherwise in a form reasonably satisfactory to Lender and as amended, supplemented, restated, replaced, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(h) “Cross Collateral Mortgages” means, collectively, each of the Cross Collateral Mortgages for the Individual Properties.

(i) “Environmental Indemnity” means (i) with respect to each Individual Property located outside the States of California, Nevada, Utah and Washington, the Environmental and ERISA Indemnity Agreement executed and delivered by a Borrower to Lender in a form satisfactory to Lender and modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its sole discretion, and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof, and (ii) with respect to each Individual Property located in the States of California, Nevada, Utah or Washington, the Environmental Indemnity Agreement executed and delivered by a Borrower to Lender in a form satisfactory to Lender and modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its sole discretion, and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

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CNL MOB Portfolio

Loan Agreement

(j) “Environmental Indemnities” means, collectively, each Environmental Indemnity for the Individual Properties.

(k) “ERISA Indemnity” means, with respect to an Individual Property located in the States of California, Nevada, Utah or Washington, the ERISA Indemnity Agreement executed by all parties thereto and delivered by Borrower to Lender in a form satisfactory to Lender and modified to reflect the laws of the state where the Property is located and otherwise as Lender deems necessary or appropriate in its sole discretion, and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(l) “ERISA Indemnities” means, collectively, each ERISA Indemnity for the Individual Properties.

(m) “Individual Property” means each real property or group of real properties (including, without limitation, all Improvements located thereon) now or hereafter included in the Property and identified together as an “Individual Property” on Exhibit D. Each Individual Property is more particularly described in Exhibits A-1 through A-5.

(n) “Instrument” means a deed of trust, mortgage, deed to secure debt or other similar instrument, executed and delivered by Borrower, as “Trustor,” “Mortgagor,” or “Grantor”, for the benefit of Lender as “Beneficiary,” “Mortgagee” or “Grantee”, for an Individual Property, modified to reflect the laws of the state where such Individual Property is located and otherwise in form satisfactory to Lender and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(o) “Instruments” means, collectively, each of the Instruments for the Individual Properties.

(p) “Lien” means any mortgage, deed of trust, deed to secure debt, pledge security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any financing lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

(q) “Note” means, individually, any one of the Notes.

(r) “Notes” means, collectively, each of (i) that certain Promissory Note dated of even date herewith, in the original principal amount of $12,860,000.00, executed by CHP Chestnut, as maker, and payable to Lender or its order (“Chestnut Note”), (ii) that certain Promissory Note dated of even date herewith, in the original principal amount of $4,510,000.00, executed by CHP Leawood, as maker, and payable to Lender or its order (“Leawood Note”); (iii) that certain Promissory Note dated of even date herewith, in the original principal amount of $4,790,000.00, executed by CHP Lincoln, as maker, and payable to Lender or its order (“Lincoln Note”), (iv) that certain Promissory Note dated of even date herewith, in the original principal amount of $3,530,000.00, executed by CHP North Mountain, as maker, and payable to Lender or its order (“North Mountain Note”), and (v) that certain Promissory Note dated of even date herewith, in the original principal amount of $10,020,000.00, executed by CHP Escondido, as maker, and payable to Lender or its order (“Escondido Note”).

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CNL MOB Portfolio

Loan Agreement

(s) “Pool Obligations” means all monetary and non-monetary obligations of every nature of all Borrowers from time to time to be performed by any of Borrowers under all of the Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

(t) “Property” means, collectively, each of the Individual Properties.

(u) “Recourse Documents” means, collectively, (i) the Recourse Liabilities Guaranties, (ii) the Environmental Indemnities, and (iii) the ERISA Indemnities, each as amended, supplemented, restated, replaced, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(v) “Recourse Guarantor” means CNL Healthcare Properties, Inc., a Maryland corporation.

(w) “Recourse Liabilities Guaranty” means, with respect to an Individual Loan, the Recourse Liabilities Guaranty executed and delivered by Recourse Guarantor to Lender with respect to such Individual Loan, as amended, supplemented, restated, replaced or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(x) “Recourse Liabilities Guaranties” means, collectively, each Recourse Liabilities Guaranty for the Individual Loans.

Section 1.11 Extensions of Maturity Date. The Maturity Date of the Loan is subject to up to two (2) extensions as follows:

(a) At the option of Borrowers, the Maturity Date may be extended to the First Extended Maturity Date, provided that all of the following conditions are satisfied:

(i) at least forty-five (45) days prior to the Initial Maturity Date, Borrowers shall deliver written notice to Lender of Borrowers’ request to extend the term of the Loan to the First Extended Maturity Date;

(ii) simultaneously with the delivery of such written request, Borrowers shall pay to Lender an extension fee equal to 0.25% of the amount of the Loan;

(iii) simultaneously with the delivery of such written request, Borrowers shall deliver to Lender the current operating statements for each Individual Property, a current rent roll for each Individual Property in the form attached as Exhibit C to the Closing Certification dated of even date herewith executed and delivered by each Borrower in connection with the Loan, and such other information as Lender shall require, in Lender’s reasonable discretion;

(iv) Lender shall have determined at least ten (10) days prior to the Initial Maturity Date that the Loan has a Debt Yield (defined below) of not less than ten percent (10%); and

(v) as of the date of Borrowers’ request and on the Initial Maturity Date there exists no Event of Default under the Loan.

In the event that, for any reason, Borrowers fail to satisfy all of the foregoing conditions, the Loan shall mature and be due and payable in full on the Initial Maturity Date.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

If Borrower timely and effectively exercises its option to extend the Maturity Date of the Loan to the First Extended Maturity Date, then Borrowers shall continue to pay Lender monthly installments of principal and interest in accordance with the terms of this Agreement, and the First Extended Maturity Date shall become the Maturity Date for all purposes under the Documents.

(b) At the option of Borrowers, the Maturity Date may be further extended to the Second Extended Maturity Date, provided that all of the following conditions are satisfied:

(i) the Initial Maturity Date was duly extended to the First Extended Maturity Date;

(ii) at least forty-five (45) days prior to the First Extended Maturity Date, Borrowers shall deliver written notice to Lender of Borrowers’ request to extend the term of the Loan to the Second Extended Maturity Date;

(iii) simultaneously with the delivery of such written request, Borrowers shall pay to Lender an extension fee equal to 0.25% of the amount of the Loan;

(iv) simultaneously with the delivery of such written request, Borrowers shall deliver to Lender the current operating statements for each Individual Property, a current rent roll for each Individual Property in the form attached as Exhibit C to the Closing Certification dated of even date herewith and executed and delivered by each Borrower in connection with the Loan, and such other information as Lender shall require, in Lender’s reasonable discretion;

(v) Lender shall have determined at least ten (10) days prior to the First Extended Maturity Date that the Loan has a Debt Yield of not less than ten and twenty-five hundredths percent (10.25%); and

(vi) as of the date of Borrowers’ request and on the First Extended Maturity Date there exists no Event of Default under the Loan.

In the event that, for any reason, Borrowers fail to satisfy all of the foregoing conditions, the Loan shall mature and be due and payable in full on the First Extended Maturity Date.

If Borrower timely and effectively exercises its option to extend the Maturity Date of the Loan to the Second Extended Maturity Date, then Borrowers shall continue to pay Lender monthly installments of principal and interest in accordance with the terms of this Agreement, and the Second Extended Maturity Date shall become the Maturity Date for all purposes under the Documents.

ARTICLE II - REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents and warrants to Lender as follows (it being understood that, unless the context expressly provides otherwise in this Article II, all representations and warranties in this Article II are made by each Borrower with respect to itself, its Obligations and its Individual Property):

Section 2.01 Title, Legal Status and Authority. Borrower (a) is seised of the Land (as defined in the Instrument) and the Improvements (as defined in the Instrument) in fee simple (or with respect to CHP Lincoln and CHP North Mountain, in leasehold) and has good and marketable title to its Individual Property, free and clear of all liens, charges, encumbrances and security interests, except the applicable

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matters for such Individual Property as listed in Exhibits C-1 through C-5 attached hereto (the “Permitted Encumbrances”); (b) will forever warrant and defend its title to its Individual Property and the validity, enforceability, and priority of the lien and security interest created by the Instrument and the other Documents against the claims of all persons; (c) is a limited liability company duly organized, validly existing, and in good standing and qualified to transact business under the laws of its state of organization or incorporation (the “Organization State”) and is qualified to do business and in good standing in each of the states where any portion of its Individual Property is located (each, a “Property State”); and (d) has all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including its Individual Property) and carry on its business.

Section 2.02 Validity of Documents. The execution, delivery and performance of the Documents and the borrowing evidenced by the Note and this Agreement (a) are within the power of Borrower; (b) have been authorized by all requisite action; (c) have received all necessary approvals and consents; (d) will not, to the best of Borrower’s knowledge (after due inquiry and investigation), violate, conflict with, breach, or constitute (with notice or lapse of time, or both) a default under (i) any law, order or judgment of any court, governmental authority, or the governing instrument of Borrower or (ii) any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its property is bound or affected; (e) will not result in the creation or imposition of any lien, charge, or encumbrance upon any of its properties or assets except for those in the Instrument and the other Documents; and (f) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of the Instrument, the Assignment, the Cross Collateral Mortgage, the Cross Collateral Assignment of Leases and Uniform Commercial Code (the “U.C.C.”) filings). The Documents constitute legal, valid, and binding obligations of Borrower.

Section 2.03 Litigation. There is no action, suit, or proceeding, judicial, administrative, or otherwise (including any condemnation or similar proceeding), pending or, to the best knowledge of Borrower, threatened or contemplated against, or affecting, Borrower or its Individual Property which would have a material adverse effect on either its Individual Property or Borrower’s ability to perform the Obligations.

Section 2.04 Status of Property.

(a) The Land and Improvements are not located in an area identified by the Secretary of Housing and Urban Development, or any successor, as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994, as each have been or may be amended, or any successor law (collectively, the “Flood Acts”) or, if located within any such area, Borrower has and will maintain the insurance prescribed in Section 3.06(a) below.

(b) Borrower (or such third party property manager engaged by such Borrower to operate and manage its Individual Property [each being referred to herein as a “Property Manager”]) has all necessary (i) certificates, licenses, and other approvals, governmental and otherwise, for the operation of its Individual Property and the conduct of its business and (ii) zoning, building code, land use, environmental and other similar permits or approvals, all of which are currently in full force and effect and not subject to revocation, suspension, forfeiture, or modification. To the best of Borrower’s knowledge (after due inquiry and investigation), Borrower’s Individual Property and its use and occupancy are in full compliance with all Laws, and Borrower has received no written notice of any violation or potential violation of the Laws which has not been remedied or satisfied, and the zoning classification of its Individual Property permits the use of such Individual Property as intended.

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CNL MOB Portfolio

Loan Agreement

(c) Borrower’s Individual Property is served by all utilities (including water and sewer) required for its use.

(d) All public roads and streets necessary to serve Borrower’s Individual Property for its use have been completed, are serviceable, are legally open, and have been dedicated to and accepted by the appropriate governmental entities.

(e) Borrower’s Individual Property is free from damage caused by fire or other casualty.

(f) All costs and expenses for labor, materials, supplies, and equipment used in the construction of the Improvements for Borrower’s Individual Property have been paid in full except for the applicable Permitted Encumbrances.

(g) Borrower owns and has paid in full for all furnishings, fixtures, and equipment (other than the property of Tenants [as defined in the Instrument]) used in connection with the operation of Borrower’s Individual Property, free of all security interests, liens, or encumbrances except the applicable Permitted Encumbrances, the Permitted Capital Leases, and those created by the Documents.

(h) Borrower’s Individual Property is assessed for real estate tax purposes as one or more wholly independent tax lot(s), separate from any adjoining land or improvements and no other land or improvements are assessed and taxed together with such Individual Property.

(i) Borrower’s Individual Property and its Improvements are either (i) in compliance with the provisions of the Fair Housing Amendments Act of 1988, as amended, which relate to accessibility design and construction requirements, and all rules, regulations, and guidelines issued thereunder, all as are in effect as of the date hereof (collectively, the “FHA Act”), or (ii) exempt from the FHA Act.

(j) Borrower’s Individual Property is in compliance with the provisions of the Americans with Disabilities Act of 1990, and any amendments in effect as of the date hereof, which relate to accessibility design and construction requirements, and all rules, regulations, and guidelines issued thereunder, all as are in force as of the date hereof.

Section 2.05 Tax Status of Borrower. Borrowers’ United States employee tax identification numbers and office addresses are set forth on Exhibit E attached hereto. Borrower is not a “foreign person,” “foreign partnership,” “foreign trust,” or “foreign estate” within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Revenue Code”). Borrower further represents and warrants to Lender that (i) it is a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Revenue Code (a “disregarded entity”), (ii) CHP MOB Holding, LLC, a Delaware limited liability company, Borrower’s sole member (“Borrower’s Sole Member”), is a “disregarded entity, (iii) CHP Partners, LP, a Delaware limited partnership, the sole member of Borrower’s Sole Member, is a “disregarded entity”, and (iv) CNL Healthcare Properties, Inc., a Maryland corporation, the sole limited partner of CHP Partners, LP, is not a “disregarded entity” and is not a “foreign person,” “foreign partnership,” “foreign trust,” or “foreign estate” within the meaning of Sections 1445 and 7701 of the Revenue Code. These statements are made

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by Borrower in compliance with Sections 1445 and 7701 of the Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor’s disposition of a U.S. real property interest.

Section 2.06 Bankruptcy and Equivalent Value.

(a) No bankruptcy, reorganization, insolvency, liquidation, or other proceeding for the relief of debtors has been instituted by or against Borrower, any general partner of Borrower (if Borrower is a partnership), or any manager or managing member of Borrower (if Borrower is a limited liability company).

(b) The Obligations incurred by Borrower under the Documents and the mortgaging of its Individual Property pursuant to the Instrument and the Cross Collateral Mortgage are not made or incurred with the intent to hinder, delay, or defraud any present or future creditor of Borrower;

(c) Borrower has not received less than reasonably equivalent value in exchange for incurring the Obligations and/or the mortgaging of its Individual Property in connection with the Loan;

(d) Borrower is solvent as of the date hereof, and Borrower will not become insolvent as a result of incurring the Obligations and/or the mortgaging of its Individual Property pursuant to the Documents;

(e) Borrower is not engaged, and Borrower is not about to engage, in business or a transaction for which any property remaining with Borrower is an unreasonably small capital;

(f) Borrower has not incurred and does not intend to incur, and Borrower does not believe that it will incur, debts that would be beyond Borrower’s ability to pay as such debts mature; and

(g) Borrower is not mortgaging its Individual Property and/or incurring the Obligations to or for the benefit of an insider (as defined in 11 U.S.C. § 101(31)), under an employment contract and not in the ordinary course of business.

Section 2.07 Disclosure. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading. There has been no adverse change in any condition, fact, circumstance, or event that would make any such information materially inaccurate, materially incomplete or otherwise misleading in any material respect.

Section 2.08 Illegal Activity. No portion of Borrower’s Individual Property has been purchased, improved, fixtured, equipped or furnished with proceeds of any illegal activity and, to the best of Borrower’s knowledge, there are no illegal activities at or on its Individual Property.

Section 2.09 OFAC Lists. That (a) neither Borrower, nor to the best of Borrower’s knowledge, any persons or entities holding any legal or beneficial interest whatsoever in Borrower (whether directly or indirectly), are named on any list of persons, entities, and governments issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (“Executive Order 13224”), as in effect on the date hereof, or any similar

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list issued by OFAC or any other department or agency of the United States of America (collectively, the “OFAC Lists”); provided, however, that (i) with respect to individual beneficiaries of any governmental plans or employee benefit plans holding interests in Borrower (collectively, the “Individual Beneficiaries”), the foregoing representations and warranties are limited to Borrower’s present actual knowledge, and (ii) with respect to individual shareholders of any publicly traded company holding an interest in Borrower (collectively, the “Individual Shareholders”), the foregoing representations and warranties are limited to Borrower’s actual knowledge; (b) neither Borrower, nor to the best of Borrower’s knowledge, any persons or entities holding any legal or beneficial interest whatsoever in Borrower (whether directly or indirectly), are included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists; provided, however, that (i) with respect to any Individual Beneficiaries holding interests in Borrower, the foregoing representations and warranties are limited to Borrower’s present actual knowledge, and (ii) with respect to any Individual Shareholders holding interests in Borrower, the foregoing representations and warranties are limited to Borrower’s present actual knowledge; (c) neither any guarantor, nor to the best of Borrower’s knowledge, any persons or entities holding any legal or beneficial interest whatsoever in any guarantor (whether directly or indirectly), are named on any OFAC Lists; provided, however, that (i) with respect to any Individual Beneficiaries holding interests in any guarantor, the foregoing representations and warranties are limited to Borrower’s present actual knowledge, and (ii) with respect to any Individual Shareholders holding interests in any guarantor, the foregoing representations and warranties are limited to Borrower’s present actual knowledge; (d) neither any guarantor, nor any persons or entities holding any legal or beneficial interest whatsoever in any guarantor (whether directly or indirectly), are included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists; provided, however, that (i) with respect to any Individual Beneficiaries holding interests in any guarantor, the foregoing representations and warranties are limited to Borrower’s actual knowledge, and (ii) with respect to any Individual Shareholders holding interests in any guarantor, the foregoing representations and warranties are limited to Borrower’s actual knowledge; and (e) neither Borrower nor any guarantor has knowingly conducted business with or engaged in any transaction with any person or entity named on any of the OFAC Lists or any person or entity included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists.

Section 2.10 Property as Single Asset. That (a) Borrower’s only asset is its Individual Property, and (b) such Individual Property generates substantially all of the gross income of Borrower and there is no substantial business being conducted by Borrower other than the business of owning, leasing and contracting for the management of its Individual Property and the activities incidental thereto.

Section 2.11 Representations and Warranties Relating to Leases, Rents and Other Matters. That (a) Borrower is the absolute owner of the landlord’s interest in the Leases; (b) Borrower has the right, power and authority to assign, transfer, and set over all of its right, title and interest in, to and under the Leases and Rents and no other person (other than Property Manager and the respective Tenants) has any right, title or interest therein; (c) the Leases are valid and in full force and effect and have not been modified, amended or terminated, nor have any of the terms and conditions of the Leases been waived, except as expressly stated in the Leases; (d) there are no outstanding assignments or pledges of the Leases or Rents except for those made by Borrower in connection with the Loan; (e) there are no outstanding leasing commissions due under the Leases for the initial term or for any extensions, renewals or

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expansions; (f) except as disclosed to Lender in writing, to the best of Borrower’s knowledge, there are no existing defaults or any state of facts which, with the giving of notice and/or passage of time, would constitute a default under the Leases by any party thereto; (g) to the best of Borrower’s knowledge, no Tenant has any defense, set-off or counterclaim against Borrower; (h) each Tenant is in possession of its leased premises and paying Rent and other charges as provided in its Lease; (i) no Rents have been or will later be anticipated, discounted, released, waived, compromised or otherwise discharged, except as may be expressly permitted by the applicable Lease; (j) except as specified in the Leases and shown on the rent roll delivered to Lender in connection with the funding of Borrower’s Individual Loan (the “Rent Roll”) and which is attached as Exhibit C to the closing certification executed and delivered by Borrower to Lender in connection with the funding of such Individual Loan, there are no (i) unextinguished rent concessions, abatements or other inducements relating to the Leases, (ii) options or other rights to acquire any interest in Borrower’s Individual Property in favor of any Tenant, or (iii) options or other rights (whether in the form of expansion rights, purchase rights, rights of first refusal to lease or purchase, or otherwise) relating to property which is not part of Borrower’s Individual Property and/or would require Borrower and/or Lender to possess or control any property (other than the Individual Property) to honor such rights; (k) the Rent Roll discloses all currently existing Leases and is true, complete and accurate in all material respects; and (l) all warranties and representations made in this Section 2.11 are true in all material respects and do not omit to state any facts necessary to prevent the same from being misleading as of the date hereof.

ARTICLE III - COVENANTS AND AGREEMENTS

Each Borrower covenants and agrees with Lender as follows (it being understood that, unless the context expressly provides otherwise in this Article III, all covenants in this Article III are made by each Borrower with respect to itself, its Obligations and its Individual Property):

Section 3.01 Payment and Performance of Obligations. Borrower shall timely pay and cause to be performed the Obligations.

Section 3.02 Continuation of Existence. Borrower shall not (a) dissolve, terminate, or otherwise dispose of, directly, indirectly or by operation of law, all or substantially all of its assets; (b) reorganize or change its legal structure without Lender’s prior written consent, except as otherwise expressly permitted under Article V below; (c) change its name, address, or the name under which Borrower conducts its business without promptly notifying Lender; or (d) do anything to cause the representations in Section 2.02 to become untrue. Borrower shall (i) maintain its existence as a limited liability company duly organized, validly existing, and in good standing and qualified to transact business under the laws of its Organization State and the Property State and (ii) shall maintain all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including its Individual Property) and carry on its business.

Section 3.03 Taxes and Other Charges.

(a) Payment of Assessments. Borrower shall pay prior to becoming delinquent all taxes, liens, assessments, utility charges (public or private and including sewer fees), ground rents, maintenance charges, dues, fines, impositions, and public and other charges of any character (including penalties and interest) assessed against, or which could become a lien against, its Individual Property (the “Assessments”) and in all events prior to the date any fine, penalty, interest or charge for nonpayment

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may be imposed. Unless Borrower is making deposits per Section 3.10 herein, Borrower shall provide Lender with receipts or canceled checks evidencing such payments (except for income taxes, franchise taxes, ground rents, maintenance charges, and utility charges) within thirty (30) days after the date such payments, if not made, would be considered delinquent.

(b) Right to Contest. So long as no Event of Default (defined below) has occurred (or if Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), Borrower may, prior to delinquency and at its sole expense, contest any Assessment with respect to its Individual Property, but this shall not change or extend Borrower’s obligation to pay the Assessment as required above unless (i) Borrower gives Lender prior written notice of its intent to contest an Assessment; (ii) Borrower demonstrates to Lender’s reasonable satisfaction that (A) its Individual Property will not be sold to satisfy the Assessment prior to the final determination of the legal proceedings, (B) Borrower has taken such actions as are required or permitted to accomplish a stay of any such sale, and (C) Borrower has either (1) furnished a bond or surety (reasonably satisfactory to Lender in form and amount) sufficient to prevent a sale of its Individual Property or (2) at Lender’s option, deposited one hundred twenty-five percent (125%) of the full amount necessary to pay any unpaid portion of the Assessments with Lender; and (iii) such proceeding shall be permitted under any other instrument to which Borrower or its Individual Property is subject (whether superior or inferior to the Instrument); provided, however, that the foregoing shall not restrict the contesting of any income taxes, franchise taxes, ground rents, maintenance charges, and utility charges.

(c) Documentary Stamps and Other Charges. Borrower shall pay all taxes, assessments, charges, expenses, costs and fees (including registration and recording fees and revenue, transfer, mortgage, recordation, stamp, intangible, and any similar taxes) (collectively, the “Transaction Taxes”) required in connection with the making and/or recording of the Documents. If Borrower fails to pay the Transaction Taxes after demand, then Lender may (but is not obligated to) pay these, and Borrower shall reimburse Lender on demand for any amount so paid with interest at the applicable interest rate specified in Article I, which shall be the Default Rate unless prohibited by Laws.

(d) Changes in Laws Regarding Taxation. If any Law (i) deducts from the value of real property for the purpose of taxation any lien or encumbrance thereon or imposes a corresponding tax on the holder of such lien or encumbrance, (ii) taxes mortgages, deeds of trust, deeds to secure debt or debts secured by mortgages, deeds of trust or deeds to secure debt for federal, state or local purposes or changes the manner of the collection of any such existing taxes, and/or (iii) imposes a tax, either directly or indirectly, on any of the Documents or the Obligations, then Borrower shall, if permitted by law, pay such tax within the statutory period or within twenty (20) days after demand by Lender, whichever is less; provided, however, that if, in the opinion of legal counsel to Lender (the cost of which opinion shall be paid for by Borrower), Borrower is not permitted by law to pay such taxes or to reimburse Lender for the payment of such taxes, then Lender shall have the option, in its sole discretion (exercised in good faith), to either (A) require that the Loan be re-documented or amended and restated, if possible, in such a manner that no such deduction or tax will so accrue and Lender shall have no liability in connection therewith, upon such terms and conditions as Lender may require, or (B) declare the Obligations immediately due and payable (without any Prepayment Premium) upon one hundred twenty (120) days’ notice to Borrower.

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Section 3.04 Defense of Title, Litigation, and Rights under Documents. Borrower shall forever warrant, defend and preserve Borrower’s title to its Individual Property, the validity, enforceability and priority of the Instrument and the other Documents and the lien or security interest created thereby, and any rights of Lender under the Documents against the claims of all persons, and shall promptly notify Lender of any such claims. Lender (whether or not named as a party to such proceedings) is authorized and empowered (but shall not be obligated) after reasonable notice to Borrower of its intention to do so (except that no such prior notice shall be required if Lender determines in its sole discretion (exercised in good faith) that immediate action is necessary for protection of Lender’s interest in Borrower’s Individual Property or under the Documents) to take such additional steps as it may deem reasonably necessary or proper for the defense of any such proceeding or the protection of the lien, security interest, validity, enforceability, or priority of the Documents, title to the Individual Property, or any rights of Lender under the Documents, including, following an Event of Default, the employment of counsel, the prosecution and/or defense of litigation, the compromise, release, or discharge of such adverse claims, the purchase of any tax title, the removal of any such liens and security interests, and any other actions Lender deems necessary to protect its interests. Borrower authorizes Lender to take any actions required to be taken by Borrower, or permitted to be taken by Lender, in the Documents in the name and on behalf of Borrower. Borrower shall reimburse Lender on demand for all actual and documented out-of-pocket expenses (including reasonable attorneys’ fees) incurred by Lender in connection with the foregoing and Lender’s exercise of its rights under the Documents. All such expenses of Lender, until reimbursed by Borrower, (a) shall be part of the Obligations, (b) if not paid within five (5) days following demand, bear interest from the date of demand at the Default Rate, and (c) shall be secured by the Documents.

Section 3.05 Compliance with Laws and Operation and Maintenance of Property.

(a) Repair and Maintenance. Borrower will operate and maintain its Individual Property (or cause its Individual Property to be operated and maintained) in good order, repair, and operating condition, normal wear and tear excepted. Borrower will promptly make all necessary repairs, replacements, additions, and improvements necessary to ensure that the value and operational utility of its Individual Property shall not in any way be diminished or impaired in any material respect. Borrower will not cause or allow any portion of its Individual Property to be misused, wasted, or to deteriorate and Borrower will not abandon its Individual Property. No new building, structure, or other improvement shall be constructed on the Land nor shall any material part of the Improvements be removed, demolished, or structurally or materially altered, without Lender’s prior written consent (which request for consent will be considered in good faith), except for improvements or alterations made pursuant to approved Leases or otherwise specifically contemplated by the Documents (provided, however, that for this purpose a non-structural alteration which (i) does not have a material adverse effect on the value of the Individual Property or the Improvements, (ii) does not diminish the operational utility of the Individual Property or the Improvements in any material respect, (iii) is not in violation of any Lease or any applicable Law; and (iv) results in a total cost of removal, demolition and construction that is not in excess of the lesser of (A) two percent (2.0%) of the outstanding balance of the applicable Note and (B) $250,000.00, shall not be deemed to be material). Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower fails to maintain or repair (or cause to be maintained or repaired) its Individual Property in compliance with the requirements of this Section 3.05(a), then Lender may impose additional reasonable requirements upon Borrower for the purpose of protecting Lender’s collateral security, insulating Lender from liability, or securing Lender’s rights hereunder, including reasonable monetary reserves or financial equivalents, until such time as Lender receives proof satisfactory to Lender of such compliance.

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(b) Replacement of Property. Borrower will keep its Individual Property fully equipped and will replace all worn out or obsolete fixtures and Personal Property (as defined in the Instrument) in a commercially reasonable manner with comparable fixtures or Personal Property. Borrower will not, without Lender’s prior written consent (which request for consent will be considered in good faith), remove any Personal Property covered by this Agreement or the Instrument unless the same is replaced by Borrower in a commercially reasonable manner with a comparable article (i) owned by Borrower free and clear of any lien or security interest (other than the applicable Permitted Encumbrances, those created by the Documents and purchase money security interests granted in connection with any Permitted Capital Lease) or (ii) leased by Borrower (A) with Lender’s prior written consent or (B) if the replaced Personal Property was leased at the time of execution of this Agreement, or (C) pursuant to a Permitted Capital Lease. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower fails to maintain its Individual Property in compliance with the requirements of this Section 3.05(b), then Lender may impose additional reasonable requirements upon Borrower for the purpose of protecting Lender’s collateral security, insulating Lender from liability, or securing Lender’s rights hereunder, including reasonable monetary reserves or financial equivalents, until such time as Lender receives proof satisfactory to Lender of such compliance.

(c) Compliance with Laws. Borrower shall comply, and shall cause its Individual Property to be maintained, used, and operated in compliance with all (i) present and future laws, Environmental Laws (defined below), ordinances, regulations, rules, orders and requirements (including zoning and building codes) of any governmental or quasi-governmental authority or agency applicable to Borrower or its Individual Property (collectively, the “Laws”); (ii) orders, rules, and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization, or other body exercising similar functions; (iii) duties or obligations of any kind imposed under any Permitted Encumbrance or by law, covenant, condition, agreement, or easement, public or private; and (iv) policies of insurance at any time in force with respect to such Individual Property. If proceedings are initiated or Borrower receives notice that Borrower or its Individual Property is not in compliance with any of the foregoing, then Borrower will promptly send Lender notice and a copy of the proceeding or violation notice. Borrower shall maintain all necessary (A) certificates, licenses, and other approvals, governmental and otherwise, for the operation of its Individual Property and the conduct of its business and (B) zoning, building code, land use, environmental and other similar permits or approvals, in full force and effect. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower or its Individual Property is not in compliance with all Laws, then Lender may impose additional reasonable requirements upon Borrower for the purpose of protecting Lender’s collateral security, insulating Lender from liability, or securing Lender’s rights hereunder, including reasonable monetary reserves or financial equivalents, until such time as Lender receives proof satisfactory to Lender of such compliance.

(d) Zoning and Title Matters. Borrower shall not, without Lender’s prior written consent, (i) initiate or support any zoning reclassification of its Individual Property or variance under existing zoning ordinances; (ii) modify or supplement any of the Permitted Encumbrances; (iii) impose any restrictive covenants or encumbrances upon its Individual Property; (iv) execute or file any subdivision plat affecting its Individual Property; (v) consent to the annexation of its Individual Property to any municipality; (vi) permit its Individual Property to be used by the public or any person in a way that might make a claim of adverse possession or any implied dedication or easement possible; (vii) cause or permit its Individual Property to become a non-conforming use under zoning ordinances or any present or future non-conforming use of its Individual Property to be discontinued; or (viii) fail to comply, in all material respects, with the terms of the Permitted Encumbrances.

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(e) Utility Service. Borrower’s Individual Property shall be served by all utilities (including water and sewer) required for its use.

(f) Roads and Streets. All public roads and streets necessary to serve Borrower’s Individual Property for its use shall be completed, serviceable, legally open, and dedicated to and accepted by the appropriate governmental entities.

(g) Ownership of FF&E. Borrower shall own and shall have paid in full for all furnishings, fixtures, and equipment (other than Tenants’ property) or property leased by Borrower pursuant to a Permitted Capital Lease used in connection with the operation of its Individual Property (“FF&E”), free of all security interests, liens, or encumbrances except the applicable Permitted Encumbrances and those created by the Documents.

(h) Separate Tax Lot. Borrower’s Individual Property shall be assessed for real estate tax purposes as one or more wholly independent tax lot(s), separate from any adjoining land or improvements and no other land or improvements shall be assessed and taxed together with such Individual Property.

Section 3.06 Insurance.

(a) Property and Time Element Insurance. Borrower shall keep its Individual Property (or cause its Individual Property to be kept) insured for the benefit of Borrower and Lender (with Lender named as mortgagee) by (i) a special form property insurance policy with an agreed amount endorsement for Full Replacement Cost (defined below) without any coinsurance provisions or penalties, or the broadest form of coverage available, in an amount sufficient to prevent Lender from ever becoming a coinsurer under the policy or Laws; (ii) [INTENTIONALLY OMITTED]; (iii) [INTENTIONALLY OMITTED]; (iv) a policy or endorsement providing business income insurance (including business interruption insurance and extra expense insurance and/or rent insurance) on an actual loss sustained basis in an amount equal to at least one (1) year’s total income from its Individual Property including all Rents plus all other pro forma annual income such as percentage rent and tenant reimbursements of fixed and operating expenses, which business interruption insurance shall also (A) provide coverage as aforesaid for any additional hazards as may be required pursuant to the terms of this Agreement and (B) contain an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until the earlier of either (1) such income’s returning to the same level as existed prior to the Damage, or (2) the passage of three hundred sixty-five (365) days after the date that the Property is repaired or replaced and operations are resumed, and notwithstanding that the policy may expire prior to the end of such period; (v) a policy or endorsement insuring against damage by flood if such Individual Property is located in a Special Flood Hazard Area identified by the Federal Emergency Management Agency or any successor or related government agency as a 100 year flood plain currently classified as Flood Insurance Rate Map Zones “A”, “AO”, “AH”, “A1-A30”, “AE”, “A99”, “V”, “V1-V30”, and “VE” in an amount equal to the original Allocated Loan Amount with respect to such Individual Property; (vi) a policy or endorsement covering against damage or loss from (A) sprinkler system leakage and (B) boilers, boiler tanks, HVAC systems, heating and air-conditioning equipment, pressure vessels, auxiliary piping, and similar apparatus, in the amount reasonably required by Lender; (vii) during the period of any

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construction, repair, restoration, or replacement of such Individual Property, a standard builder’s risk policy with extended coverage in an amount at least equal to the Full Replacement Cost of such Individual Property, and worker’s compensation, in statutory amounts; and (viii) a policy or endorsement covering against damage or loss by earthquake and other natural phenomenon in the amounts reasonably required by Lender. “Full Replacement Cost” shall mean the one hundred percent (100%) replacement cost of such Individual Property, without allowance for depreciation and exclusive of the cost of excavations, foundations, footings, and value of land, and shall be subject to verification by Lender. Full Replacement Cost will be determined, at Borrower’s expense, periodically upon policy expiration or renewal by the insurance company or an appraiser, engineer, architect, or contractor approved by said company and Lender.

(b) Liability and Other Insurance. Borrower shall maintain commercial general liability insurance with per occurrence limits of $1,000,000, a products/completed operations limit of $2,000,000, and a general aggregate limit of $2,000,000, with an excess/umbrella liability policy of not less than $10,000,000 per occurrence and annual aggregate covering Borrower, with Lender named as an additional insured, against claims for bodily injury or death or property damage occurring in, upon, or about its Individual Property or any street, drive, sidewalk, curb, or passageway adjacent thereto. The insurance policies shall also include operations and blanket contractual liability coverage which insures contractual liability under the indemnifications set forth in Section 8.03 below (but such coverage or the amount thereof shall in no way limit such indemnifications). Upon request, Borrower shall also carry additional insurance or additional amounts of insurance covering Borrower or its Individual Property as Lender shall reasonably require.

(c) Form of Policy. All insurance required under this Section 3.06 shall be fully paid for, non-assessable, with a deductible not to exceed Fifty Thousand and No/100 Dollars ($50,000.00) (except that a higher deductible of up to five percent (5%) of the total insurable value of the applicable Individual Property shall be permitted for earthquake coverage), and the policies shall contain such provisions, endorsements, and expiration dates as Lender shall reasonably require. The policies shall be issued by insurance companies authorized to do business in the applicable Property State, approved by Lender, and must have and maintain a current financial strength rating of “A-, X” (or higher) from A.M. Best or equivalent (or, if a rating by A.M. Best is no longer available, then a similar rating from a similar or successor service); provided, however, that Lender will accept up to ten percent (10%) of the aggregate coverage from insurance companies with a current A.M. Best financial strength rate of “A-, VII” (or higher). In addition, all policies shall (i) include a standard mortgagee clause, without contribution, in the name of Lender, (ii) provide that they shall not be canceled, amended, or materially altered (including reduction in the scope or limits of coverage) without at least thirty (30) days’ prior written notice to Lender except in the event of cancellation for non-payment of premium, in which case only ten (10) days’ prior written notice will be given to Lender, and (iii) include a waiver of subrogation clause substantially equivalent to the following: “The Company may require from the Insured an assignment of all rights of recovery against any party for loss to the extent that payment therefor is made by the Company, but the Company shall not acquire any rights of recovery which the Insured has expressly waived prior to loss, nor shall such waiver affect the Insured’s rights under this policy.”

(d) Policies and Certificates. Borrower shall deliver to Lender (i) certified copies of all policies (and renewals) required under this Section 3.06 within twenty-one (21) days after the expiration date of the current applicable policy, (ii) insurance binders evidencing insurance coverage is in effect for Borrower’s Individual Property as required under this Section 3.06 at least ten (10) days prior to the

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expiration date of the current applicable policy, and (iii) receipts evidencing payment of all premiums on such policies at least ten (10) days prior to the expiration date of the current applicable policy. If original and renewal policies are unavailable or if coverage is under a blanket policy, then Borrower shall deliver duplicate originals or, if unavailable, (1) an MBA Evidence of Insurance - Commercial Property form certificate (the “MBA Form”) (or, until such time as the MBA Form is available in the Property State, an original certificate in form substantially similar to the ACORD 28 (2003/10) certificate) with respect to all insurance coverage required under Section 3.06(a) above (or equivalent certificates acceptable to Lender; provided, however, that any certificate containing language to the effect that the certificate is provided “for information only” shall not qualify as adequate evidence), and (2) an original ACORD 25 certificate with respect to all insurance coverage required under Section 3.06(b) above (or equivalent certificates acceptable to Lender) evidencing that such policies are in full force and effect, together with certified copies of the original policies. Without limiting Lender’s other rights with respect to the foregoing obligations, if, within ten (10) days prior to the expiration of the current applicable policy, Lender has not timely received the items required under this Section 3.06(d)(ii) and 3.06(d)(iii) in form and substance acceptable to Lender (as being in compliance with the terms of this Agreement), then Lender may, but shall not be obligated to, (i) retain a commercial property insurance consultant to assist Lender in obtaining adequate evidence that the required insurance coverage is in effect, in which event Borrower shall (A) cooperate with such consultant in confirming that adequate evidence that the required insurance coverage is in effect, and (B) pay all of the costs and expenses of such consultant, and/or (ii) purchase forced placed insurance coverage sufficient to provide insurance satisfying the coverage requirements under the terms of this Agreement at Borrower’s expense (which expense will be in addition to and may be more than the cost of insurance that Borrower may be able to obtain on its own) to cover the Lender’s interest in the Property, which insurance may, but need not, protect Borrower’s interest.

(e) General Provisions. Borrower shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required under this Section 3.06 unless endorsed in favor of Lender as per this Section 3.06 and approved by Lender in all respects. In the event of foreclosure of the Instrument or other transfer of title or assignment of Borrower’s Individual Property in extinguishment, in whole or in part, of the Obligations, all right, title, and interest of Borrower in and to all proceeds payable under all policies of insurance then in force regarding such Individual Property shall immediately vest in the purchaser or other transferee of such Individual Property. No approval by Lender of any insurer shall be construed to be a representation, certification, or warranty of its solvency. No approval by Lender as to the amount, type, or form of any insurance shall be construed to be a representation, certification, or warranty of its sufficiency. Borrower shall comply with all insurance requirements and shall not cause or permit any condition to exist which would be prohibited by any insurance requirement or would invalidate the insurance coverage on its Individual Property. Borrower shall not be exempt from any of the requirements set forth in this Section 3.06 to the extent that a Tenant has agreed to provide the required insurance or a portion thereof pursuant to the terms and provisions of its respective Lease. If any insurance being carried by a Tenant (rather than Borrower) is being utilized to satisfy the requirements of this Section 3.06 on Borrower’s Individual Property, then (i) such insurance must fully comply with this Section 3.06, and (ii) Borrower shall obtain from any such Tenant(s) and provide to Lender documentation sufficient to satisfy the requirements of Section 3.06(d) above. Lender has no duty or obligation to contact any Tenant(s) regarding proof of insurance for Borrower’s Individual Property.

(f) Waiver of Subrogation. A waiver of subrogation shall be obtained by Borrower from its insurers and, consequently, Borrower for itself, and on behalf of its insurers, hereby waives and releases

Prudential Loan Nos. 706109200, 706109202-203

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CNL MOB Portfolio

Loan Agreement

any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for any loss of or damage to Borrower, other persons, Borrower’s Individual Property, Borrower’s property or the property of other persons from any cause required to be insured against by the provisions of this Agreement or otherwise insured against by Borrower.

Section 3.07 Damage and Destruction of Property.

(a) Borrower’s Obligations. If any damage to, loss, or destruction of Borrower’s Individual Property occurs (any “Damage”), then (i) Borrower shall notify Lender within ten (10) days after the occurrence of such Damage and shall take all necessary steps to preserve any undamaged part of such Individual Property and (ii) if the insurance proceeds are made available to Borrower for Restoration (defined below) (but regardless of whether any proceeds are sufficient for Restoration), Borrower shall promptly commence and diligently pursue to completion the restoration, replacement, and rebuilding of its Individual Property as nearly as possible to its value and condition immediately prior to the Damage or a Taking (defined below) in accordance with plans and specifications approved by Lender (the “Restoration”). Borrower shall comply with other reasonable requirements established by Lender to preserve the security under the Documents.

(b) Lender’s Rights. If any Damage occurs and some or all of it is covered by insurance, then (i) Lender may, but is not obligated to, make proof of loss if not made promptly by Borrower, and Lender is authorized and empowered by Borrower to settle, adjust, or compromise any claims for the Damage; (ii) each insurance company concerned is authorized and directed to make payment directly to Lender for such Damage; and (iii) Lender may apply the insurance proceeds in any order it determines (A) to reimburse Lender for all Costs (defined below) related to collection of the proceeds and (B) subject to Section 3.07(c) and at Lender’s option, to (1) payment (without any Prepayment Premium) of all or part of the Obligations, whether or not then due and payable, in the order determined by Lender (provided that if any Obligations remain outstanding after this payment, then the unpaid Obligations shall continue in full force and effect, and Borrower shall not be excused in the payment thereof), (2) the cure of any default under the Documents, or (3) the Restoration. Notwithstanding the foregoing, if no Event of Default has occurred (and if there shall then be no event which with the passage of time and/or giving of notice would constitute an Event of Default), then Borrower shall have the right to settle, adjust or compromise any claim for Damage if the total amount of such claim is less than the lesser of (1) $500,000.00 and (2) two percent (2%) of the Allocated Loan Amount with respect to Borrower’s Individual Property, provided that Borrower promptly uses the full amount of such insurance proceeds for Restoration of the Damage and provides evidence thereof to Lender in a manner acceptable to Lender. If Borrower receives any insurance proceeds for the Damage, then Borrower shall promptly deliver the proceeds to Lender. Borrower expressly assumes all risk of loss from any Damage, whether or not insurable or insured against.

(c) Application of Proceeds to Restoration. Lender shall make the Net Proceeds (defined below) available to Borrower for Restoration if: (i) there shall then be no Event of Default; (ii) Lender shall be satisfied that (A) Restoration can and will be completed within one (1) year after the Damage occurs and at least one (1) year prior to the maturity of the Note and (B) Leases which are terminated or terminable as a result of the Damage cover an aggregate of less than ten percent (10%) of the total rentable square footage contained in Borrower’s Individual Property at the closing of the Loan or such Tenants agree in writing to continue their Leases; (iii) Borrower shall have entered into a general construction contract acceptable in all respects to Lender for Restoration, which contract must include

Prudential Loan Nos. 706109200, 706109202-203

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CNL MOB Portfolio

Loan Agreement

provision for retainage of not less than ten percent (10%) until fifty percent (50%) of the Restoration has been completed, at which point retainage may be reduced to not less than five percent (5%) until final completion of the Restoration; and (iv) in Lender’s reasonable judgment, after Restoration has been completed, the net cash flow of Borrower’s Individual Property will be sufficient to cover all costs and operating expenses of such Individual Property, including payments due and reserves required under the Documents. Notwithstanding any provision of this Agreement to the contrary, Lender shall not be obligated to make any portion of the Net Proceeds available for Restoration (whether as a result of Damage or a Taking) unless, at the time of the disbursement request, Lender has determined in its reasonable discretion that (y) Restoration can be completed at a cost which does not exceed the aggregate of the remaining Net Proceeds and any funds deposited with Lender by Borrower (the “Additional Funds”) and (z) the aggregate of (1) any loss of rental income insurance proceeds which the carrier has acknowledged to be payable (the “Rent Loss Proceeds”), (2) any funds deposited with Lender by Borrower, and (3) any revenues reasonably expected to be generated by Borrower’s Individual Property during the period of Restoration, as determined by Lender, are sufficient to cover all costs and operating expenses of Borrower’s Individual Property during the entire period of Restoration, including payments due and reserves required under the Documents.

(d) Disbursement of Proceeds. If Lender elects or is required to make insurance proceeds or the Award (defined below), as the case may be, available for Restoration, then Lender shall, through a disbursement procedure established by Lender, periodically make available to Borrower in installments the net amount of all insurance proceeds or the Award, as the case may be, received by Lender after deduction of all reasonable costs and expenses incurred by Lender in connection with the collection and disbursement of such proceeds (the “Net Proceeds”) and, if any, the Additional Funds. The amounts periodically disbursed to Borrower shall be based upon the amounts currently due under the construction contract for Restoration and Lender’s receipt of (i) appropriate lien waivers, copies of all invoices and proof of compliance with Laws, (ii) a certification of the percentage of Restoration completed by an architect or engineer reasonably acceptable to Lender, and (iii) title insurance protection against materialmen’s and mechanics’ liens. At Lender’s election, a disbursing agent selected by Lender shall disburse such funds, and Borrower shall pay such agent’s reasonable fees and expenses. The Net Proceeds, Rent Loss Proceeds, and any Additional Funds shall constitute additional security for the Individual Loan, and Borrower shall execute, deliver, file and/or record, at its expense, such instruments as Lender requires to grant to Lender a perfected, first-priority security interest in these funds. If the Net Proceeds are made available for Restoration and (x) Borrower refuses or fails to complete the Restoration, (y) an Event of Default occurs, or (z) the Net Proceeds or Additional Funds are not applied to Restoration, then any undisbursed portion may, at Lender’s option, be applied to the Obligations in any order of priority, and any such application to principal shall be deemed a voluntary prepayment subject to the Prepayment Premium.

Section 3.08 Condemnation.

(a) Borrower’s Obligations. Borrower will promptly notify Lender of any threatened or instituted proceedings for the condemnation or taking by eminent domain of its Individual Property, including any change in any street (whether as to grade, access, or otherwise) (a “Taking”). Borrower shall, at its expense, (i) diligently prosecute these proceedings, (ii) deliver to Lender copies of all papers served in connection therewith, and (iii) consult and cooperate with Lender in the handling of these proceedings. No settlement of these proceedings shall be made by Borrower without Lender’s prior written consent. Lender may participate in these proceedings (but shall not be obligated to do so) and Borrower will sign and deliver all instruments reasonably requested by Lender to permit this participation.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

(b) Lender’s Rights to Proceeds. All condemnation awards, judgments, decrees, or proceeds of sale in lieu of condemnation (the “Award”) are assigned, and shall be paid, to Lender. Borrower authorizes Lender to collect and receive them, to give receipts for them, to accept them in the amount received without question or appeal, and/or to appeal any judgment, decree, or award. Borrower will sign and deliver all instruments requested by Lender to permit these actions.

(c) Application of Award. Lender may apply any Award in any order it determines (i) to reimburse Lender for all Costs related to collection of the Award and (ii) subject to Section 3.08(d) and at Lender’s option, to (A) payment (without any Prepayment Premium) of all or part of the Obligations, whether or not then due and payable, in the order determined by Lender (provided that if any Obligations remain outstanding after this payment, then the unpaid Obligations shall continue in full force and effect and Borrower shall not be excused in the payment thereof), (B) the cure of any default under the Documents, or (C) the Restoration. If Borrower receives any Award, then Borrower shall promptly deliver such Award to Lender.

(d) Application of Award to Restoration. Lender shall permit the application of any Award to Restoration if: (i) no more than (A) twenty percent (20%) of the gross area of the Improvements or (B) ten percent (10%) of the parking spaces is affected by the Taking; (ii) the amount of the loss does not exceed twenty percent (20%) of the original Allocated Loan Amount for Borrower’s Individual Property; (iii) the Taking does not affect access to Borrower’s Individual Property from any public right-of-way; (iv) there is no Event of Default at the time of the Taking or the application of the Award; (v) after Restoration, Borrower’s Individual Property and its use will be in compliance with all Laws; (vi) in Lender’s reasonable judgment, Restoration is practical and can be completed within one (1) year after the Taking and at least one (1) year prior to the maturity of the Note; (vii) in the event the Tenants listed in Exhibit G attached hereto with respect to Borrower’s Individual Property (the “Major Tenants”) have a right to terminate their Leases as a result of such condemnation, such Major Tenants agree in writing to continue their Leases without abatement of rent; (viii) Borrower shall have entered into a general construction contract acceptable in all respects to Lender for Restoration, which contract must include provision for retainage of not less than ten percent (10%) until fifty percent (50%) of the Restoration has been completed, at which point retainage may be reduced to not less than five percent (5%) until final completion of the Restoration; and (ix) in Lender’s reasonable judgment, after Restoration has been completed the net cash flow of Borrower’s Individual Property will be sufficient to cover all costs and operating expenses of such Individual Property, including payments due and reserves required under the Documents. Any portion of the Award that is in excess of the cost of any Restoration permitted above, may, at Lender’s option, be applied against the Obligations or paid to Borrower. If the Award is disbursed to Borrower under the provisions of this Section 3.08(d), then such Award shall be disbursed to Borrower in accordance with the terms and conditions of Section 3.07(d).

(e) Effect on the Obligations. Notwithstanding any Taking, Borrower shall continue to pay and perform the Obligations as provided in the Documents. Any reduction in the Obligations due to application of the Award shall take effect only upon Lender’s actual receipt and application of the Award to the Obligations. If Borrower’s Individual Property shall have been foreclosed, sold pursuant to any power of sale granted pursuant to the Documents, or transferred by deed-in-lieu of foreclosure prior to Lender’s actual receipt of the Award, then Lender may apply the Award received to the extent of any deficiency upon such sale and Costs incurred by Lender in connection with such sale, and the balance thereof, if any, shall be paid to any person lawfully entitled to receive it.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

Section 3.09 Liens and Liabilities. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for Borrower’s Individual Property or its Improvements (collectively, “Property Payables”); provided, however, that Borrower shall have the right to contest in good faith any such Property Payables, so long as it does so diligently, by appropriate proceedings and without prejudice to Lender and provided that neither Borrower’s Individual Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event that Borrower shall contest any such Property Payables, Borrower shall promptly notify Lender of such contest and thereafter shall, upon Lender’s request, promptly provide a bond, cash deposit or other security satisfactory to Lender to protect Lender’s interest and security should the contest be unsuccessful. If Borrower shall fail to immediately discharge or provide security against any such Property Payables as aforesaid, then Lender may do so, and any and all expenses incurred by Lender, together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by the Instrument and by all other Documents securing all or any part of the Obligations. Borrower shall, at its sole expense, do everything necessary to preserve the lien and security interest created by the Instrument and the other Documents and their priority. Nothing in the Documents shall be deemed or construed as constituting the consent or request by Lender, express or implied, to any contractor, subcontractor, laborer, mechanic or materialman for the performance of any labor or the furnishing of any material for any improvement, construction, alteration, or repair of Borrower’s Individual Property. Borrower further agrees that Lender does not stand in any fiduciary relationship to Borrower. Any contributions made, directly or indirectly, to Borrower by or on behalf of any of its partners, members, principals or any party related to such parties shall be treated as equity and shall be subordinate and inferior to the rights of Lender under the Documents. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower or its Individual Property fails to comply with the requirements of this Section 3.09, then Lender may impose additional requirements upon Borrower including monetary reserves or financial equivalents, until such time as Lender receives proof satisfactory to Lender of such compliance.

Section 3.10 Tax and Insurance Deposits; Other Deposits.

(a) At Lender’s option (i) following an Event of Default (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), or (ii) in the event that Borrower fails to timely deliver to Lender evidence of payment of Assessments or insurance premiums as required by Sections 3.03(a) and 3.06(d), respectively, or (iii) in the event that the Debt Service Coverage Ratio (defined below) for the Loan shall fall below 1.35 to 1.00 on a trailing three (3) consecutive calendar month basis, Borrower shall make monthly deposits (the “Deposits”) with Lender equal to one-twelfth (1/12th) of the annual Assessments (except for income taxes, franchise taxes, ground rents, maintenance charges and utility charges) and the premiums for insurance required under Section 3.06 (the “Insurance Premiums”) together with amounts sufficient to pay these items thirty (30) days before they are due (collectively, the “Impositions”). Notwithstanding the foregoing, in the event that the Deposits are required by virtue of Section 3.10(a)(iii) above, such Deposits shall not be required for any time period thereafter once the Debt Service Coverage Ratio is greater than 1.35 to 1.00 on a trailing three (3)

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

consecutive calendar month basis, and at such time, provided no Event of Default has occurred, any Deposits then held by Lender shall be released to Borrowers. Lender shall estimate in good faith the amount of the Deposits until ascertainable. Borrower shall deposit any deficiency within ten (10) days after Lender notifies Borrower of the final amount of the required Deposits (or such earlier date specified by Lender if necessary to cause the Impositions to be paid by any applicable due date). Borrower shall promptly notify Lender of any changes to the amounts, schedules and instructions for payment of the Impositions. Borrower authorizes Lender or its agent to obtain the bills for Assessments directly from the appropriate tax or governmental authority. All Deposits are pledged to Lender and shall constitute additional security for the Obligations. If (A) there is no Event of Default at the time of payment, (B) Borrower has delivered bills or invoices to Lender for the Impositions in sufficient time to pay them when due, and (C) the Deposits are sufficient to pay the Impositions or Borrower has deposited the necessary additional amount, then Lender shall pay the Impositions prior to their due date. Any Deposits remaining after payment of the Impositions shall, at Lender’s option, be credited against the Deposits required for the following year or paid to Borrower. If an Event of Default occurs, then the Deposits may, at Lender’s option, be applied to the Obligations in any order of priority. Any application to principal shall be deemed a voluntary prepayment subject to the Prepayment Premium. Borrower shall not claim any credit against the principal and interest due under the Note for the Deposits. Subject to Article V, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits. Upon full payment and satisfaction of the Pool Obligations or, at Lender’s option, at any prior time, the balance of the Deposits in Lender’s possession shall be paid over to the record owner of the Land, and no other party shall have any right or claim to the Deposits. Lender may transfer all its duties under this Section 3.10 to such servicer or financial institution as Lender may periodically designate, and Borrower thereupon agrees to make the Deposits to such servicer or institution.

(b) Any insurance proceeds, Awards, Deposits, Reserve Funds (defined below) or similar funds paid to, and to be held by, Lender (or such servicer or financial institution as Lender may periodically designate) in connection with a Borrower’s Individual Loan shall be held without payment of interest to Borrower (except to the extent required under Laws) and may be commingled with other funds of Lender (or such servicer or financial institution as Lender may periodically designate). Notwithstanding anything in this Agreement or at law or in equity to the contrary, any such insurance proceeds, Awards, Deposits, Reserve Funds, or similar funds held by Lender (or such servicer or financial institution as Lender may periodically designate) shall not be deemed to be trust funds, and Lender may dispose of such monies in the manner provided in this Agreement.

(c) The term “Debt Service Coverage Ratio” shall mean the ratio, as reasonably determined by Lender, calculated by dividing (i) net operating income (“NOI”) by (ii) TADS (defined below). NOI is the gross annualized income realized from operations of the Property for the applicable period after subtracting all necessary and ordinary operating expenses (both fixed and variable) for that period, including, without limitation, utilities, administrative, cleaning, landscaping, security, repairs, and maintenance, ground rent payments, management fees, real estate and other taxes (on a fully-assessed basis after transfer of the Property), assessments and insurance, but excluding deduction for reserves for replacements, federal, state and other income taxes, debt service expense, depreciation or amortization of capital expenditures, and other similar non-cash items. Gross income shall be based on the cash actually received for the preceding twelve (12) months and projected income based on leases in place for the next succeeding twelve (12) months, and ordinary operating expenses shall not be prepaid. Documentation of NOI and expenses shall be certified by an officer of Borrowers with detail satisfactory to Lender and shall be subject to the approval of Lender. “TADS” shall mean the aggregate debt service payments for any given calendar year on the Loan and on all other indebtedness secured, or to be secured, by any part of the Property.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

Section 3.11 ERISA.

(a) Borrower understands and acknowledges that, as of the date hereof, the source of funds from which Lender is extending the Loan will include one or more of the following accounts: (i) an “insurance company general account,” as that term is defined in Prohibited Transaction Class Exemption (“PTE”) 95-60 (60 Fed. Reg. 35925 (Jul. 12, 1995)), as to which Lender meets the conditions for relief in Sections I and IV of PTE 95-60; (ii) pooled and single client insurance company separate accounts, which are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); (iii) one or more insurance company separate accounts maintained solely in connection with fixed contractual obligations of the insurance company, under which the amounts payable or credited to the plan are not affected in any manner by the investment performance of the separate account; and (iv) accounts of one or more entities, the assets of which do not constitute “plan assets” of one or more plans within the meaning of 29 C.F.R. Section 2510.3-101 and Section 3(42) of ERISA.

(b) Borrower represents and warrants to Lender that (i) Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (ii) Borrower is not a “party in interest”, as defined in Section 3(14) of ERISA, other than as a service provider or an affiliate of a service provider, to any employee benefit plan that has invested in a separate account described in Section 3.11(a)(ii) above, from which funds have been derived to make the Loan, or, if so, the execution of the Documents and making of the Loan thereunder do not constitute nonexempt prohibited transactions under ERISA; (iii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, or, if subject to such statutes, is not in violation thereof in the execution of the Documents and the making of the Loan thereunder; (iv) the assets of Borrower do not constitute “plan assets” of one or more plans within the meaning of 29 C.F.R. Section 2510.3-101; and (v) one or more of the following circumstances is true: (A) equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2); (B) less than twenty-five percent (25%) of all equity interests in Borrower are held by “benefit plan investors” within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or (C) Borrower qualifies as an “operating company,” a “venture capital operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510.3-101(c), (d) or (e), respectively.

(c) Borrower shall deliver to Lender such certifications and/or other evidence periodically requested by Lender to verify the representations and warranties in Section 3.11(b) above. Failure to deliver these certifications or evidence, breach of these representations and warranties, or consummation of any transaction which would cause the Documents or any exercise of Lender’s rights under the Documents to (i) constitute a non-exempt prohibited transaction under ERISA or (ii) violate ERISA or any state statute regulating governmental plans (collectively, a “Violation”), shall be an Event of Default. Notwithstanding anything in the Documents to the contrary, no sale, assignment, or transfer of any direct or indirect right, title, or interest in Borrower or its Individual Property (including creation of a junior lien, encumbrance or leasehold interest) shall be permitted which would, in Lender’s opinion, negate Borrower’s representations in this Section 3.11 or cause a Violation. Except for a Permitted Transfer which shall be governed by the provisions of Section 5.01 of this Agreement, at least fifteen (15) days before consummation of any of the foregoing, Borrower shall obtain from the proposed transferee or lienholder (i) a certification to Lender that the representations and warranties of this Section 3.11 will be true after consummation and (ii) an agreement to comply with this Section 3.11.

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

CNL MOB Portfolio

Loan Agreement

Section 3.12 Environmental Representations, Warranties, and Covenants.

(a) Environmental Representations and Warranties. Borrower represents and warrants, to the best of Borrower’s knowledge (after due inquiry and investigation) and additionally based upon the environmental site assessment report of Borrower’s Individual Property (each, an “Environmental Report”), that except as fully disclosed in each Environmental Report delivered to and approved by Lender: (i) there are no Hazardous Materials (defined below) or underground storage tanks affecting Borrower’s Individual Property (“affecting Borrower’s Individual Property” shall mean “in, on, under, stored, used or migrating to or from Borrower’s Individual Property”) except for (A) routine office, cleaning, janitorial and other materials and medical supplies necessary to operate Borrower’s Individual Property for its current use and (B) Hazardous Materials that are (1) in compliance with Environmental Laws (defined below), (2) have all required permits, and (3) are in only the amounts necessary to operate Borrower’s Individual Property; (ii) there are no past, present or threatened Releases (defined below) of Hazardous Materials in violation of any Environmental Law affecting Borrower’s Individual Property; (iii) there is no past or present non-compliance with Environmental Laws or with permits issued pursuant thereto; (iv) Borrower does not know of, and has not received, any written or oral notice or communication from any person relating to Hazardous Materials affecting Borrower’s Individual Property; and (v) Borrower has provided to Lender, in writing, all information relating to environmental conditions affecting Borrower’s Individual Property known to Borrower or contained in Borrower’s files. “Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, that apply to Borrower or its Individual Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act. “Hazardous Materials” shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls (“PCBs”) and compounds containing them; lead and lead-based paint; Microbial Matter, infectious substances, asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on any Individual Property is prohibited by any federal, state or local authority; any substance that requires special handling; any medical products or devices, including, but not limited to, those materials defined as “medical waste” or “biological waste” under relevant statutes or regulations pertaining to any Environmental Law; and any other material or substance now or in the future defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” or “pollutant” within the meaning of any Environmental Law. “Release” of any Hazardous Materials includes any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, pumping, pouring, escaping, dumping, disposing or other movement of Hazardous Materials. “Microbial Matter” shall mean the presence of fungi or bacterial matter which reproduces through the release of spores or the splitting of cells, including, but not limited to, mold, mildew and viruses, whether or not such Microbial Matter is living.

(b) Environmental Covenants. Borrower covenants and agrees that: (i) all use and operation of its Individual Property shall be in compliance with all Environmental Laws and required permits; (ii) there shall be no Releases of Hazardous Materials affecting its Individual Property in violation of

Prudential Loan Nos. 706109200, 706109202-203

 & 706109205-206

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Loan Agreement

Environmental Laws; (iii) except as disclosed in the Environmental Report, there shall be no Hazardous Materials affecting its Individual Property except (A) routine office, cleaning and janitorial supplies and medical supplies, (B) in compliance with all Environmental Laws, (C) in compliance with all required permits, and (D) (1) in only the amounts necessary to operate its Individual Property or (2) as shall have been fully disclosed to and approved by Lender in writing; (iv) Borrower shall keep its Individual Property free and clear of all liens and encumbrances imposed by any Environmental Laws due to any act or omission by Borrower or any person (the “Environmental Liens”); (v) Borrower shall, at its sole expense, fully and expeditiously cooperate in all activities performed under Section 3.12(c) including providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole expense, (A) perform any environmental site assessment or other investigation of environmental conditions at its Individual Property upon Lender’s request based on Lender’s reasonable belief that such Individual Property is not in compliance with all Environmental Laws, (B) share with Lender the results and reports, and Lender and the Indemnified Parties (defined below) shall be entitled to rely on such results and reports, and (C) complete any remediation of Hazardous Materials affecting its Individual Property or other actions required by any Environmental Laws; (vii) Borrower shall not knowingly allow any Tenant or other user of its Individual Property to violate any Environmental Law; (viii) Borrower shall immediately notify Lender in writing after it becomes aware of (A) the presence, Release, or threatened Release of Hazardous Materials affecting its Individual Property in violation (or alleged violation) of Environmental Laws, (B) any non-compliance of its Individual Property with any Environmental Laws, (C) any actual or potential Environmental Lien, (D) any required or proposed remediation of environmental conditions relating to its Individual Property, or (E) any written or oral communication or notice from any person relating to Hazardous Materials affecting its Individual Property, or any oral communication relating to or alleging any violation or potential violation of Environmental Law, and (ix) if an Asbestos Operation and Maintenance Plan and any other Operation and Maintenance Plan (collectively, the “O&M Plan”) is in effect (or required by Lender to be implemented) at the time of the closing of the Loan, then Borrower shall, at its sole expense, implement and continue the O&M Plan (with any modifications required to comply with applicable Laws), until payment and full satisfaction of the Obligations. Any failure of Borrower to perform its obligations under this Section 3.12 shall constitute waste of its Individual Property.

(c) Lender’s Rights. Lender and any person designated by Lender may, upon reasonable prior notice to Borrower (except in an emergency or following an Event of Default, when no such prior notification will be required) and subject to the rights of Tenants at Borrower’s Individual Property, enter Borrower’s Individual Property to assess the environmental condition of such Individual Property and its use including (i) conducting any environmental assessment or audit (the scope of which shall be determined by Lender) and (ii) taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing at all reasonable times when (A) an Event of Default has occurred under the Documents (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), (B) Lender reasonably believes that a Release has occurred or the Individual Property is not in compliance with all Environmental Laws, or (C) the Loan is being considered for sale (provided that (x) any out-of-pocket expenses incurred in connection with the entry under clause (C) only shall be at Lender’s expense, and (y) no Phase II testing shall be permitted solely pursuant to clause (C), which entry under this clause (C) only (1) shall be limited to twice per year, (2) shall be limited to a Phase I environmental site assessment unless Phase II or other invasive testing is recommended by a reputable environmental consultant engaged by Lender [in which event, copies of

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such recommendations and supporting information will be provided to Borrower prior to entry by Lender or any such person designated by Lender for the purpose of conducting the Phase II or other invasive testing], and (3) shall, in each instance, require at least seven (7) days’ prior written notice to Borrower for any Phase I testing and at least five (5) days’ prior written notice to Borrower for any Phase II or other invasive testing). Borrower shall cooperate with and provide access to Lender and such person. Lender and any such person shall use reasonable efforts to minimize interference with the use or operation of Borrower’s Individual Property by Borrower, any Tenant or any other user or occupant of Borrower’s Individual Property, and, following assessment, sampling or testing, Lender shall be required to restore Borrower’s Individual Property to substantially its condition prior to such assessment, sampling or testing (unless prohibited from doing so by Environmental Laws).

Section 3.13 Electronic Payments. Unless directed otherwise in writing by Lender, all payments due under the Documents shall be made by electronic funds transfer debit entries to Borrower’s account at an Automated Clearing House member bank satisfactory to Lender or by similar electronic transfer process selected by Lender. Each payment due under the Documents shall be initiated by Lender through the Automated Clearing House network (or similar electronic process) for settlement on the Due Date for the payment. Borrower shall, at Borrower’s sole cost and expense, direct its bank in writing to permit such electronic fund transfer debit entries (or similar electronic transfer) to be made by Lender. Prior to each payment Due Date under the Documents, Borrower shall deposit and/or maintain sufficient funds in Borrower’s account to cover each debit entry. Any charges or costs, if any, by Borrower’s bank for the foregoing shall be paid by Borrower.

Section 3.14 Inspection. Borrower shall allow Lender and any person designated by Lender, subject to the rights of Tenants at its Individual Property, to enter upon Borrower’s Individual Property and conduct tests or inspect such Individual Property at all reasonable times upon not less than forty-eight (48) hours’ prior notification to Borrower (except in an emergency or following an Event of Default, when no such prior notification shall be required), and any and all costs and expenses relating to such tests and inspections shall constitute Costs under Section 4.01 below. Borrower shall assist Lender and such person in effecting said inspection.

Section 3.15 Records, Reports, and Audits.

(a) Records and Reports. Borrower shall maintain complete and accurate books and records with respect to all operations of, or transactions involving, its Individual Property.

(i) Borrower shall furnish (or cause to be furnished) to Lender the following monthly statements and reports (as soon as available and in no event later than the end of the calendar month after the calendar month in question), each in form and substance reasonably satisfactory to Lender: (A) an operating statement (including a comparison to the budget and the previous year’s position) with both monthly and year-to-date information, the overall occupancy, and schedules showing unit market rates; and (B) a capital expenditure and FF&E expenditure report detailing each project’s status, including the amount spent to date, the amounts needed for completion and all budget variances. The monthly operating statements shall be used to determine compliance with the Debt Yield Covenant (defined below).

(ii) Borrower shall furnish (or cause to be furnished) to Lender annually: (A) as soon as available, but no later than April 30 of each calendar year, financial statements for

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(i) Borrower, and (ii) any guarantor of the Loan or any indemnitors under the Documents, prepared in accordance with generally accepted accounting principles (“GAAP”) and certified by an authorized person, partner or official; (B) as soon as available, but no later than January 31 of each calendar year, preliminary annual unaudited operating statements for Borrower’s Individual Property prepared in accordance with GAAP, and as soon as available, but no later than March 31 of each calendar year, final annual unaudited operating statements for Borrower’s Individual Property and certified by an authorized person, partner or official, together with such additional information as Lender may reasonably request; (C) as soon as available, but no later than January 31 of each calendar year, a detailed revenue and expense projection by month showing projected occupancy, unit rates, gross revenues and expenditures by month; (D) as soon as available, but no later than January 31 of each calendar year, a capital improvement budget for proposed capital and FF&E expenditures, including the costs of completing any such additions, upgrades, or improvements commenced in a prior fiscal year, itemized by project and month(s) of occurrence; (E) as soon as available, but no later than January 31 of each calendar year, a business and/or marketing plan, describing in narrative form Borrower’s intentions for the next fiscal year for the promotion and positioning of Borrower’s Individual Property in the market; (F) as soon as available, but no later than January 31 of each calendar year, a schedule of all leases, including income-producing Leases and all equipment or financing leases; and (G) as soon as available, but in no event later than January 31 of each calendar year, an organizational chart showing all key officers or managers of Borrower and any affiliated entity managing or operating Borrower’s Individual Property.

(iii) Borrower shall furnish to Lender (i) whenever available, a duplicate copy of any appraisal, and (ii) such other information and internal market reports as Lender may reasonably request.

(b) Delivery of Reports. All of the reports, statements, and items required under this Section 3.15 shall be (i) certified as being true, correct, and accurate by an authorized person, partner, or officer of the delivering party or, at the delivering party’s option, audited by a Certified Public Accountant; (ii) satisfactory to Lender in form and substance; and (iii) except as otherwise expressly provided in this Section 3.15, delivered within (A) one hundred twenty (120) days after the end of Borrower’s fiscal year for annual reports and (B) forty-five (45) days after the end of each calendar quarter for quarterly reports. If any one report, statement, or item is not received by Lender within ten (10) days after written notice from Lender, then a late fee of Two Hundred Fifty and No/100 Dollars ($250.00) per month shall be due and payable by Borrower. If any one report, statement, or item is not received after the expiration of (y) thirty (30) days after written notice from Lender (the “First Notice”) and (z) ten (10) days after delivery of a second written notice from Lender (the “Second Notice”), which Second Notice shall not be delivered before the date that is thirty (30) days after delivery of the First Notice, then Lender may immediately declare an Event of Default under the Documents. Borrower shall (i) provide Lender with such additional financial, management, or other information regarding Borrower, any general partner of Borrower, or Borrower’s Individual Property, as Lender may reasonably request and (ii) upon Lender’s request, deliver all items required by this Section 3.15 in an electronic format (i.e., on computer disks) or by electronic transmission acceptable to Lender in the format in which such reports, statements or items are ordinarily prepared and maintained by or for Borrower.

(c) Inspection of Records. Borrower shall allow Lender or any person designated by Lender to examine, audit, and make copies of all such books and records and all supporting data at the place

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where these items are located at all reasonable times after reasonable advance notice; provided that no notice shall be required after any default under the Documents. Borrower shall assist Lender in effecting such examination. Upon fifteen (15) days’ prior notice, Lender may inspect and make copies of the income tax returns of Borrower or any general partner of Borrower with respect to its Individual Property for the purpose of verifying any items referenced in this Section 3.15.

Section 3.16 Certificates.

(a) Within ten (10) Business Days after Lender’s written request, but not more than twice in any given twelve (12) month period, Borrower shall furnish a written certification to Lender and any Investors (defined below) as to (a) the amount of the Obligations outstanding; (b) the interest rate, terms of payment, and maturity date of the Note; (c) the date to which payments have been paid under the Note; (d) whether, to the best of Borrower’s knowledge after due inquiry, any offsets or defenses exist against the Obligations and a detailed description of any listed; (e) whether all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications); (f) the date to which the Rents have been paid; (g) whether, to the best knowledge of Borrower, any defaults exist under the Leases and a detailed description of any listed; (h) the security deposit held by Borrower under each Lease and that such amount is the amount required under such Lease; (i) whether, to the best of Borrower’s knowledge after due inquiry, there are any defaults (or events which with the passage of time and/or giving of notice would constitute a default) under the Documents and a detailed description of any listed; (j) whether the Documents are in full force and effect; and (k) any other matters reasonably requested by Lender related to the Leases, the Obligations, Borrower’s Individual Property, or the Documents. For all non-residential properties and promptly upon Lender’s written request, but not more than twice in any given twelve (12) month period, Borrower shall use commercially reasonable efforts to deliver a written certification to Lender and Investors from Tenants specified by Lender that: (a) their Leases are in full force and effect; (b) there are no defaults (or events which with the passage of time and/or notice would constitute a default) under their Leases or a detailed description of any listed; (c) none of the Rents have been paid more than one month in advance; (d) there are no offsets or defenses against the Rents or a detailed description of any listed; and (e) any other matters reasonably requested by Lender related to the Leases; provided, however, that Borrower shall not have to pay money to a Tenant to obtain such certification, but it will deliver a landlord’s certification for any certification it cannot obtain.

Section 3.17 Full Performance Required; Survival of Warranties. All representations and warranties of Borrower in the Loan application or made in connection with the Loan shall survive the execution and delivery of the Documents, and Borrower shall not perform any action, or permit any action to be performed, which would cause any of the warranties and representations of Borrower to become untrue in any material manner.

Section 3.18 Additional Security. No other security now existing or taken later to secure the Obligations shall be affected by the execution of the Documents and all additional security shall be held as cumulative. The taking of additional security, execution of partial releases, or extension of the time for the payment obligations of Borrower shall not diminish the effect and lien of the Documents and shall not affect the liability or obligations of any maker or guarantor. Neither the acceptance of the Documents nor their enforcement shall prejudice or affect Lender’s right to realize upon or enforce any other security now or later held by Lender. Lender may enforce the Documents or any other security in such order and manner as it may determine in its discretion.

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Section 3.19 Further Acts. Borrower shall take all necessary actions to (i) keep valid and effective the lien and rights of Lender under the Documents and (ii) protect the lawful owner of the Documents. Promptly upon request by Lender, and at Borrower’s expense, Borrower shall execute additional reasonable instruments and take such actions as Lender reasonably believes are necessary or desirable to (a) maintain or grant Lender a first-priority, perfected lien on Borrower’s Individual Property, (b) grant to Lender to the fullest extent permitted by Laws, the right to foreclose on, or transfer title to, Borrower’s Individual Property non-judicially, (c) correct any error or omission in the Documents, and (d) effect the intent of the Documents, including filing/recording the Documents, additional mortgages, deeds of trust, deeds to secure debt, financing statements, and other instruments.

Section 3.20 Compliance with Anti-Terrorism Regulations.

(a) Borrower hereby covenants and agrees that neither Borrower nor any guarantor, nor any persons or entities holding any legal or beneficial interest whatsoever in Borrower or any guarantor (whether directly or indirectly), will knowingly conduct business with or engage in any transaction with any person or entity named on any of the OFAC Lists or any person or entity included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists; provided, however, that the foregoing covenant shall not be deemed violated with respect to any of (i) the Individual Beneficiaries, (ii) the Individual Shareholders, or (iii) the Tenants of its Individual Property, so long as Borrower complies with the provisions of Section 3.20(c) below.

(b) Borrower hereby covenants and agrees that it will comply at all times with the requirements of Executive Order 13224; the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701-06; the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56; the Iraqi Sanctions Act, Pub. L. 101-513, 104 Stat. 2047-55; the United Nations Participation Act, 22 U.S.C. Section 287c; the Antiterrorism and Effective Death Penalty Act, (enacting 8 U.S.C. Section 219, 18 U.S.C. Section 2332d, and 18 U.S.C. Section 2339b); the International Security and Development Cooperation Act, 22 U.S.C. Section 2349 aa-9; the Terrorism Sanctions Regulations, 31 C.F.R. Part 595; the Terrorism List Governments Sanctions Regulations, 31 C.F.R. Part 596; and the Foreign Terrorist Organizations Sanctions Regulations, 31 C.F.R. Part 597 and any similar laws or regulations currently in force or hereafter enacted (collectively, the “Anti-Terrorism Regulations”).

(c) Borrower hereby covenants and agrees that if it becomes aware or receives any notice that Borrower, any guarantor or its Individual Property, or any person or entity holding any legal or beneficial interest whatsoever (whether directly or indirectly) in Borrower, any guarantor or in Borrower’s Individual Property, is named on any of the OFAC Lists (such occurrence, an “OFAC Violation”), then Borrower will immediately (i) give notice to Lender of such OFAC Violation, and (ii) comply with all Laws applicable to such OFAC Violation (regardless of whether the party included on any of the OFAC Lists is located within the jurisdiction of the United States of America), including, without limitation, the Anti-Terrorism Regulations, and Borrower hereby authorizes and consents to Lender’s taking any and all steps Lender deems necessary to comply with all Laws applicable to any such OFAC Violation, including, without limitation, the requirements of the Anti-Terrorism Regulations (including the “freezing” and/or “blocking” of assets).

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(d) Upon Lender’s request from time to time during the term of the Loan, Borrower agrees to deliver a certification confirming that the representations and warranties set forth in Section 2.09 above remain true and correct as of the date of such certificate and confirming Borrower’s and any guarantor’s compliance with this Section 3.20.

Section 3.21 Compliance with Property as Single Asset. Borrower hereby covenants and agrees that during the term of the Loan, (a) Borrower shall not own any assets in addition to its Individual Property and any cash, investment accounts (provided that the liability associated with any such investment account shall be limited to the assets contained in such account) or personal property used in connection with such Individual Property, as applicable, (b) Borrower’s Individual Property shall remain as a single property or project, and (c) Borrower’s Individual Property shall generate substantially all of the gross income of Borrower and there shall be no substantial business being conducted by Borrower, either directly or indirectly, other than the business of owning, leasing, operating and maintaining its Individual Property and the activities incidental thereto.

Section 3.22 Separateness Covenants/Covenants with Respect to Indebtedness, Operations and Fundamental Changes of Borrower. Borrower hereby represents, warrants and covenants, as of the date hereof and continuing (except with respect to statements expressly made as of the date hereof) until such time as the Obligations are paid in full, that Borrower:

(a) shall not (i) liquidate or dissolve (or suffer any liquidation or dissolution), terminate, or otherwise dispose of, directly, indirectly or by operation of law, all or substantially all of its assets; (ii) reorganize or change its legal structure without Lender’s prior written consent, except as otherwise expressly permitted under the Documents; (iii) change its name, address, or the name under which Borrower conducts its business without promptly notifying Lender; (iv) enter into or consummate any merger, consolidation, sale, transfer, assignment, liquidation, or dissolution involving any or all of the assets of Borrower or any general partner or managing member of Borrower; or (v) enter into or consummate any transaction or acquisition, merger or consolidation or otherwise acquire by purchase or otherwise all or any portion of the business or assets of, or any stock or other evidence of beneficial ownership of, any person or entity;

(b) has not incurred and shall not incur any secured or unsecured debt except for its Individual Loan, Permitted Capital Leases, and customary and reasonable short term trade payables obtained and repaid in the ordinary course of Borrower’s business;

(c) shall not, nor shall any member, partner (whether limited or general) or shareholder thereof, as applicable, or any other party, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, or governing agreement or document, in any material term or manner, or in a manner which adversely affects Borrower’s existence as a single purpose entity or Borrower’s compliance with Sections 3.21 and 3.22 of this Agreement;

(d) to the extent that Borrower requires an office, shall maintain its principal executive office and telephone and facsimile numbers separate from that of any Affiliate (defined below) of same and shall conspicuously identify such office and numbers as its own or shall allocate by written agreement fairly and reasonably any rent, overhead and expenses for shared office space. Additionally, Borrower shall use its own separate stationery, invoices and checks;

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(e) shall maintain correct and complete financial statements, accounts, books and records and other entity documents separate and apart from those of any Affiliate of same or any other person or entity, except that Borrower’s financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that Borrower is properly reflected and treated as a separate legal entity. Borrower shall, or cause its applicable Affiliate to, prepare unaudited quarterly and annual financial statements, and such financial statements shall substantially comply with generally accepted accounting principles;

(f) shall maintain its own separate bank accounts, payroll and correct, complete and separate books of account;

(g) shall file or cause to be filed its own separate tax returns or, if applicable, consolidated tax returns;

(h) shall hold itself out to the public (including any of its Affiliates’ creditors) under Borrower’s own name and as a separate and distinct entity and not as a department, division or otherwise of any Affiliate of same;

(i) shall observe all customary formalities regarding the existence of Borrower, including holding meetings and maintaining current and accurate minute books separate from those of any Affiliate of same;

(j) shall hold title to its assets in its own name and act solely in its own name and through its own duly authorized officers and agents. No Affiliate of same shall be appointed or act as agent of Borrower, other than, if applicable, a property manager with respect to Borrower’s Individual Property;

(k) shall make investments in the name of Borrower directly by Borrower or on its behalf by brokers engaged and paid by Borrower or its agents;

(l) except as expressly required by Lender in connection with the Loan and in writing (it being understood that the Supplemental Guaranty is expressly permitted), shall not guarantee or otherwise agree to be liable for (whether conditionally or unconditionally), pledge or assume or hold itself out or permit itself to be held out as having guaranteed, pledged or assumed any liabilities or obligations of any partner (whether limited or general), member, shareholder or any Affiliate of Borrower, as applicable, or any other party, nor shall it make any loan, except as expressly permitted in the Documents;

(m) is and intends to remain solvent, and has paid and will pay its own debts and liabilities out of its own funds and assets (to the extent of such funds and assets) as the same shall become due, and will give prompt notice to Lender of the insolvency or bankruptcy filing of Borrower or any general partner, managing member or controlling shareholder of Borrower;

(n) shall separately identify, maintain and segregate its assets. Borrower’s assets shall at all times be held by or on behalf of Borrower and, if held on behalf of Borrower by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by Borrower. This restriction requires, among other things, that (i) Borrower funds shall be deposited or invested in Borrower’s name, (ii) except as required in connection with the Loan with respect to Related Borrowers, Borrower funds shall not be commingled with the funds of any Affiliate of same or any other person or

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entity, (iii) Borrower shall maintain all accounts in its own name and with its own tax identification number, separate from those of any Affiliate of same or any other person or entity, and (iv) Borrower funds shall be used only for the business of Borrower;

(o) shall maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate of same or other person or entity;

(p) shall pay or cause to be paid its own liabilities and expenses of any kind, including but not limited to salaries of its employees, only out of its own separate funds and assets;

(q) has at all times maintained adequate capital in light of its contemplated business operations, is currently adequately capitalized, and shall not, because of distributions made during the term of the Loan, become inadequately capitalized as of the date of any such distributions (where “adequately capitalized” means, as of the date of determination, that it has sufficient capital based upon what is reasonably foreseeable for a business of its size and character and in light of its contemplated business operations). Nothing in this Section 3.22(q) is intended to require that any direct or indirect member or partner or other owner, as the case may be, make any loans or capital contributions to Borrower to satisfy Borrower’s obligations hereunder;

(r) shall not do any act which would make it impossible to carry on the ordinary business of Borrower;

(s) shall reflect Borrower’s ownership interest in all data and records (including computer records) used by Borrower or any Affiliate of same;

(t) shall not invest any of Borrower’s funds in securities issued by, nor shall Borrower acquire the indebtedness or obligation of, any Affiliate of same;

(u) shall maintain an arm’s length relationship with each of its Affiliates and may enter into contracts or transact business with its Affiliates only on commercially reasonable terms that are no less favorable to Borrower than is obtainable in the market from a person or entity that is not an Affiliate of same;

(v) shall correct any misunderstanding that is known by Borrower regarding its name or separate identity; and

(w) shall not, without the prior written vote of one hundred percent (100%) of its partners, members, or shareholders, as applicable, institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Borrower or a substantial part of Borrower’s property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due or declare or effectuate a moratorium on payments of its obligation; or take any action in furtherance of any such action.

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(x) If Borrower is a single member limited liability company, then the limited liability company agreement of Borrower (the “LLC Agreement”) shall provide that (i) upon the occurrence of any event that causes the sole member of Borrower (“Member”) to cease to be the member of Borrower (other than (A) upon a transfer by Member of all of its limited liability company interest in Borrower and the prior or simultaneous admission of the transferee in accordance with the LLC Agreement, or (B) the resignation of Member and the prior or simultaneous admission of an additional member of Borrower in accordance with the terms of the LLC Agreement; provided, however, that exception (A) or (B) shall not be allowed without Lender’s prior written consent, which consent shall be granted or denied in Lender’s sole discretion, except to the extent such action is expressly permitted under Article V of this Agreement), then any person acting as springing member of Borrower shall, without any action of any other person and simultaneously with the Member ceasing to be the member of Borrower, automatically be admitted to Borrower as a special member (“Special Member”) and shall continue Borrower without dissolution and (ii) no Special Member may resign from Borrower or transfer its rights as Special Member unless a successor Special Member has been admitted to Borrower as Special Member in accordance with the LLC Agreement and the express prior written consent of Lender therefor has been obtained. The LLC Agreement shall further provide that (1) Special Member shall automatically cease to be a member of Borrower upon the admission to Borrower of a substitute Member (such admission of a substitute Member must be consented to in writing by Lender, with such consent being in Lender’s sole discretion), (2) Special Member shall be a member of Borrower that has no interest in the profits, losses and capital of Borrower and has no right to receive any distributions of Borrower assets, (3) pursuant to Section 18-301 of the Delaware Limited Liability Company Act (the “Act”), Special Member shall not be required to make any capital contributions to Borrower and shall not receive a limited liability company interest in Borrower, (4) Special Member, in its capacity as Special Member, may not bind Borrower and (5) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Borrower, including, without limitation, the merger, consolidation or conversion of Borrower. In order to implement the admission to Borrower of Special Member, each person acting as a springing member shall execute a counterpart to the LLC Agreement. Prior to its admission to Borrower as Special Member, each person acting as a springing member shall not be a member of Borrower. Borrower must obtain Lender’s prior approval of the identification of any person to act as a springing member prior to the LLC Agreement being executed.

(y) If the Member of Borrower is now or in the future an individual, then upon the occurrence of any event that causes the Member to cease to be a member of Borrower (other than (A) upon a transfer by Member of all of its limited liability company interest in Borrower and the prior or simultaneous admission of the transferee in accordance with the LLC Agreement, or (B) the resignation of Member and the prior or simultaneous admission of an additional member of Borrower in accordance with the terms of the LLC Agreement; provided, however, that exception (A) or (B) shall not be allowed without Lender’s prior written consent, which consent shall be granted or denied in Lender’s sole discretion, except to the extent such action is expressly permitted under Article V of this Agreement), then to the fullest extent permitted by law, the personal representative of Member shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of Member in Borrower, agree in writing (i) to continue Borrower and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower, effective as of the occurrence of the event that terminated the continued membership of Member of Borrower in Borrower. Any action initiated by or brought against Member or Special Member under any Creditors Rights Laws (defined below) shall not cause Member or Special Member to cease to be a member of Borrower and

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upon the occurrence of such an event, the business of Borrower shall continue without dissolution. The LLC Agreement shall provide that each of Member and Special Member waives any right it might have to agree in writing to dissolve Borrower upon the occurrence of any action initiated by or brought against Member or Special Member under any existing or future law (the “Creditors Rights Laws”) of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors, or the occurrence of an event that causes Member or Special Member to cease to be a member of Borrower.

(z) Borrower shall be a Delaware limited liability company.

“Affiliate” for purposes of this Agreement shall mean any person or entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with a specified person or entity. For purposes of this Agreement, the terms “control,” “controlled,” or “controlling” with respect to a specified person or entity shall include, without limitation, (i) the ownership, control or power to vote ten percent (10%) or more of (A) the outstanding shares of any class of voting securities or (B) beneficial interests, of any such person or entity, as the case may be, directly or indirectly, or acting through one or more persons or entities, (ii) the control in any manner over such person or entity or the election of more than one director or trustee (or persons exercising similar functions) of such person or entity, or (iii) the power to exercise, directly or indirectly, control over the management or policies of such person or entity.

Section 3.23 Leasing Restrictions.

(a) With respect to any Lease with a Major Tenant (a “Major Tenant Lease”), Borrower shall not, without first obtaining Lender’s prior written consent, (i) amend or modify, in any material respect (which shall be deemed to include any amendment or modification changing the rent payable by such Major Tenant, the space leased by such Major Tenant, the term of such Major Tenant Lease, reduce any payments or reimbursements by such Major Tenant, increase the payments, reimbursements or other obligations on the part of the landlord under such Major Tenant Lease or any other amendment or modification deemed material by Lender, in Lender’s discretion exercised in good faith), any Major Tenant Lease, (ii) extend or renew (except in accordance with mandatory actions by the lessor or options granted to and exercised by the Major Tenant without requiring the consent of the landlord under such Major Tenant Lease under the existing Major Tenant Lease provisions, if any) any Major Tenant Lease, (iii) terminate or accept the surrender of any Major Tenant Lease, (iv) enter into any new Major Tenant Lease, (v) consent to, or otherwise accept, an assignment of a Major Tenant Lease, which assignment would result in the Major Tenant being relieved from any liability under such Major Tenant Lease, or (vi) accept any (A) prepayment of rent more than one (1) month in advance, (B) termination fee, or (C) similar payment.

(b) With respect to any Lease that is not a Major Tenant Lease, Borrower may (i) enter into a new Lease (if such new Lease does not give the Tenant any rights, whether in the form of expansion rights, rights of first refusal to lease or purchase, or otherwise, relating to property which is not part of Borrower’s Individual Property and/or would require Borrower and/or Lender to possess or control any property other than Borrower’s Individual Property to honor such rights and/or would grant such Tenant any purchase rights with respect to any portion of Borrower’s Individual Property), (ii) terminate any such Lease, or (iii) amend any such Lease (if such amendment does not give the Tenant any rights, whether in

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the form of expansion rights, rights of first refusal to lease or purchase, or otherwise, relating to property which is not part of Borrower’s Individual Property and/or would require Borrower and/or Lender to possess or control any property other than Borrower’s Individual Property to honor such rights and/or would grant such Tenant any purchase rights with respect to any portion of Borrower’s Individual Property), provided that all decisions made and all actions taken by Borrower pursuant to clauses (i), (ii) and (iii) above (A) represent prudent business practices for the benefit of Borrower’s Individual Property, (B) are on market terms and rents (based on the type, quality and location of such Individual Property), and (C) are bona fide, binding contracts, duly authorized and executed with third-party Tenants unrelated to Borrower, any guarantor or indemnitor of the Loan or any of their affiliates. All free rent and similar concessions shall be given only at the beginning of the term of the Lease, there shall be no step down or other decrease in base rent payable over the term of the applicable Lease, there shall be no increase in the landlord’s obligations to pay operating expenses, taxes or insurance or change in the base year, and there shall be no economic obligations on the landlord under a Lease beyond maintaining the Individual Property. Any allowance for Tenant improvements shall only be given at the beginning of the term of the Lease.

(c) No portion of Borrower’s Individual Property shall be leased to any party or entity that uses dry cleaning solvents on such Individual Property, and no Lease shall permit the use or storage of Hazardous Materials on any portion of Borrower’s Individual Property in excess of limits allowed by applicable Laws.

Section 3.24 Covenants Relating to Leases and Rents. Borrower shall not, except with the prior written consent of Lender in each instance, (a) sell, assign, pledge, mortgage or otherwise transfer or encumber (except hereby) any of the Leases, Rents or any right, title or interest of Borrower therein; (b) accept prepayments of any Rents for a period of more than one (1) month in advance of the due dates thereof; (c) in any manner intentionally or materially impair the value of its Individual Property or the benefits to Lender of the Assignment; (d) except as otherwise permitted in Section 3.23 above, waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge any Tenant from any of its obligations under the Leases; (e) except as otherwise permitted hereby, enter into any settlement of any action or proceeding arising under, or in any manner connected with, the Leases or with the obligations of the landlord or the Tenants thereunder; (f) except as otherwise permitted in Section 3.23 above, modify, cancel or terminate any guaranties under any Lease; or (g) lease any portion of its Individual Property to a dry cleaner that uses dry cleaning solvents on such Individual Property. Borrower shall, at its sole cost and expense, duly and timely keep, observe, perform, comply with and discharge all of the material obligations of the landlord under the Leases, or cause the foregoing to be done, and Borrower shall not take any actions that would, either presently or with the passage of time, cause a default by Borrower under any of the Leases. Borrower shall give Lender prompt notice of any Lease with a Major Tenant it enters into subsequent to the date hereof, together with a certified copy of such Lease. At Borrower’s expense, Borrower shall (i) deliver to Lender, within ten (10) days after sending such notice, copies of all notices of default Borrower has sent to any Major Tenant, (ii) enforce the Leases and all remedies available to Borrower upon any Tenant’s default, (iii) upon Lender’s request, deliver to Lender copies of all papers served in connection with any such enforcement proceedings, and (iv) upon Lender’s request, consult with Lender, its agents and attorneys with respect to the conduct thereof. Borrower shall not enter into any settlement of any such proceeding without Lender’s prior written consent if Lender has made either of the requests set forth in subsections (iii) and (iv) in the immediately preceding sentence.

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Section 3.25 Tenant Recovery. Borrower covenants and agrees that it shall pay the amount of any Tenant Recovery (as defined below) to Lender to be disbursed by Lender for the payment of Lender approved out-of-pocket (a) tenant improvement costs and/or (b) market leasing commissions; provided, however, that any such amount held by Lender shall be released to Borrower upon written request at such time as a replacement tenant (x) has executed a bona-fide, binding Lease on market terms and conditions for the entire leased premises that was vacated in connection with such Lease termination, cancellation or expiration, (y) is in actual occupancy of the leased premises that was vacated in connection with such Lease termination, cancellation or expiration and (z) is paying non-discounted monthly rent under its Lease; provided further, however, that if an Event of Default occurs under the Documents (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), then Lender, at its option, shall have the right to apply all such remaining undisbursed amounts to the Obligations in such order as Lender shall determine. “Tenant Recovery” means, with respect to any Lease that provides more than five percent (5%) of the gross annual income from Borrower’s Individual Property during any twelve (12) month period during the term of the Loan, the amount of (1) any security deposit cashed or applied by any Borrower, any termination fee, cancellation fee, or any other fee received by, or on behalf of, any of the Recourse Parties in connection with any lease termination, cancellation, surrender or expiration at any time during the term of the Loan, and (2) any judgment, settlement or other recovery received by, or on behalf of any of the Recourse Parties against or from any Tenant under, or any guarantor of, any Lease at any time during the term of the Loan, if such amount is greater than one (1) month’s base rent payable under the applicable Lease and which is not paid to Lender (or an escrow agent selected by Lender) to be disbursed for the payment of Lender approved (A) tenant improvements and/or (B) market leasing commissions.

Section 3.26 Tax Status of Borrower. Borrower shall not become a “foreign person,” “foreign partnership,” “foreign trust,” or “foreign estate” within the meaning of Sections 1445 and 7701 of the Revenue Code. If CNL Healthcare Properties, Inc. becomes a “disregarded entity”, it shall provide Lender with appropriate documentation regarding same.

Section 3.27 Disclosure. Borrower shall disclose to Lender any material fact that could cause any representation or warranty made in this Agreement to be materially misleading.

Section 3.28 Illegal Activity. No portion of Borrower’s Individual Property will be purchased, improved, fixtured, equipped or furnished by Borrower with proceeds of any illegal activity, and Borrower shall not engage in, and shall make commercially reasonable efforts to prevent others from engaging in, illegal activities at or on its Individual Property.

Section 3.29 Debt Yield.

(a) Borrowers covenant and agree to maintain a Debt Yield (defined below) of not less than ten percent (10%) at all times with respect to the Loan (the “Required Debt Yield”). The term “Debt Yield” shall mean the number calculated by dividing annualized NOI for the trailing three (3) month period by the aggregate principal balance of all encumbrances against the Property; provided, however, the calculation of annualized NOI for such purposes shall only include rent under Leases that are expected, in Lender’s reasonable discretion, to remain in good standing with Tenants paying full rent for at least the next following twelve (12) month period.

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(b) Borrowers shall report to Lender the then-current Debt Yield for the Loan (the “Debt Yield Report”) beginning with the Due Date occurring in June, 2014 and continuing on the Due Date occurring in each subsequent six (6) month period until the Loan is satisfied. The Debt Yield Report shall contain sufficient information for Lender to verify the then current Debt Yield for the Loan and shall be certified as being true and correct by the Recourse Parties. Borrowers shall deliver such additional information as Lender may reasonably request in order for Lender to verify the information contained in the Debt Yield Report.

Section 3.30 Leases of Capital Goods. Except for (i) vehicle leases, and (ii) leases for capital goods and/or equipment, the value of which, if purchased, would not exceed Seventy-Five Thousand and No/100 Dollars ($75,000.00) (on an aggregate basis per Individual Property and per calendar year) (the foregoing being collectively referred to as “Permitted Capital Leases”), no Borrower shall, at any time during the term of the Loan, enter into any leases of capital goods and/or equipment without Lender’s prior written approval.

ARTICLE IV - ADDITIONAL ADVANCES; EXPENSES; SUBROGATION

Section 4.01 Expenses and Advances. Borrowers shall pay all Costs (defined below) (a) incurred by any Borrower or Lender and reasonable fees charged by Lender in connection with the granting, closing, servicing (other than routine loan servicing performed in the ordinary course of business and for the performance of which Lender is not routinely reimbursed by other borrowers in the ordinary course of Lender’s business), and enforcement of the Loan and the Documents or (b) attributable to any Borrower as owner of an Individual Property. The term “Costs” shall mean any and all actual and documented reasonable appraisal, recording, filing, registration, brokerage, abstract, title insurance (including premiums), title searches and examinations, surveys and similar data and assurances with respect to title, U.C.C. search, escrow, reasonable attorneys’ (both in-house staff and retained attorneys), engineers’, environmental engineers’, environmental testing, and architects’ fees, costs (including travel), expenses, and disbursements incurred in connection with (i) any default by any Borrower under the Documents, (ii) servicing of the Loan (other than routine loan servicing performed in the ordinary course of business and for the performance of which Lender is not routinely reimbursed by other borrowers in the ordinary course of Lender’s business), including administrative or service fees assessed by Lender pursuant to a Borrower consent request, or (iii) the exercise, enforcement, compromise, defense, litigation, or settlement of any of Lender’s rights or remedies under the Documents or relating to the Loan or the Pool Obligations. If any Borrower fails to pay any amounts or perform any actions required under the Documents, then Lender may (but shall not be obligated to) advance sums to pay such amounts or perform such actions. Each Borrower grants Lender the right to enter upon and take possession of Borrower’s Individual Property to prevent or remedy any such failure and the right to take such actions in Borrower’s name. No advance or performance shall be deemed to have cured a default by any Borrower. All (a) sums advanced by or payable to Lender per this Section 4.01 or under applicable Laws, (b) except as expressly provided in the Documents, payments due under the Documents which are not paid in full when due, and (c) Costs, shall: (i) be deemed demand obligations, (ii) if not paid within five (5) days following demand, bear interest from the date of demand at the Default Rate, (iii) be part of, together with such interest, the Pool Obligations, and (iv) be secured by the Documents. Lender, upon making any such advance, shall also be subrogated to rights of the person receiving such advance.

Section 4.02 Subrogation. If any proceeds of any Note were used to extinguish, extend or renew any indebtedness on an Individual Property, then, to the extent of the funds so used, (a) Lender shall be

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subrogated to all rights, claims, liens, titles and interests existing on such Individual Property held by the holder of such indebtedness and (b) these rights, claims, liens, titles and interests are not waived but rather shall (i) continue in full force and effect in favor of Lender and (ii) are merged with the lien and security interest created by the Documents as cumulative security for the payment and performance of the Pool Obligations.

ARTICLE V - SALE, TRANSFER, OR ENCUMBRANCE OF THE PROPERTY

Section 5.01 Due-on-Sale or Encumbrance. It shall be an Event of Default and, at the sole option of Lender, Lender may accelerate the Pool Obligations, and the entire Pool Obligations (including any Prepayment Premium) shall become immediately due and payable, if, without Lender’s prior written consent (which consent may be given or withheld for any or for no reason or given conditionally, in Lender’s sole discretion) any of the following shall occur:

(a) other than in connection with a Permitted Transfer (as hereinafter defined), any Borrower shall sell, convey, assign, transfer, dispose of or be divested of its title to its Individual Property, convey security title to its Individual Property, or mortgage, encumber or cause to be encumbered its Individual Property or any interest therein, in any manner or way, whether voluntary or involuntary (except for (i) the imposition of mechanic’s or materialmen’s liens, judgment liens, tax liens and other liens arising by operation of law so long as the applicable Borrower causes same to be satisfied or bonded off within the applicable time frame otherwise provided in the Documents, (ii) the sale or transfer of damaged or obsolete property replaced with property of equal or greater value, (iii) the imposition of easements and restrictions on the Property which in the aggregate do not have a material adverse effect on the value or use or marketability of the Property, or (iv) the Permitted Encumbrances; or

(b) other than in connection with a Permitted Transfer, in the event of any merger, consolidation, sale, transfer, assignment, liquidation, or dissolution involving any or all of the assets of any Borrower or any general partner or managing member of any Borrower; or

(c) other than in connection with a Permitted Transfer, in the event of the assignment, transfer, pledge, voluntary or involuntary sale, or encumbrance (or any of the foregoing at one time or over any period of time) of:

(i) (A) forty-nine percent (49%) or more of any ownership interests in any Borrower, regardless of the type or form of entity of such Borrower, (B) ten percent (10%) or more of the voting stock or ownership interest of any corporation or limited liability company which is, respectively, general partner or managing member of any Borrower or any corporation or limited liability company directly or indirectly owning ten percent (10%) or more of any such corporation or limited liability company, or (C) the ownership interests in any owner of ten percent (10%) or more of the beneficial interests of any Borrower if such Borrower, as the case may be, is a trust; or

(ii) any general partnership, managing member or controlling interest in (A) any Borrower, (B) an entity which is in any Borrower’s chain of ownership and which is derivatively liable for the obligations of such Borrower, or (C) any entity that has the right to participate directly or indirectly in the control of the management or operations of any Borrower (other than solely as the Property Manager for an Individual Property); or

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(d) a pledge or encumbrance of any ownership interest in any Borrower or in any owner of any Borrower to secure financing; or

(e) in the event of the conversion of any general partnership interest in any Borrower to a limited partnership interest if such Borrower, as the case may be, is a partnership; or

(f) in the event of any change, removal, or resignation of any general partner of any Borrower if such Borrower, as the case may be, is a partnership (other than a change to a general partner that is a CHP Entity [as hereinafter defined]); or

(g) in the event of any change, removal, addition or resignation of a managing member of any Borrower (or if no managing member, any member) if such Borrower, as the case may be, is a limited liability company (other than a change to a managing member that is a CHP Entity); provided the foregoing shall not prohibit the change, removal, addition or resignation of individuals (who are not managing members) on any board of managers of any Borrower; or

(h) any Borrower shall (i) obtain any secured or unsecured debt except for customary and reasonable short-term trade payables or Permitted Capital Leases and obtained and repaid in the ordinary course of such Borrower’s business or (ii) guarantee, or otherwise agree to be liable for (whether conditionally or unconditionally), any obligation of any person or entity; or

(i) in the event of any assignment, transfer, pledge or sale of any legal or beneficial interest whatsoever in any Borrower to a physician (or to an entity that is itself owned by a physician) who has an office in the building located on the Property; provided, however, the foregoing shall not apply to a transfer or sale of stock in CNL Healthcare Properties, Inc., to the extent that such transfer or sale of stock does not result in a violation of any applicable state or federal law or regulation.

The provisions set forth above shall not apply to the following (each, a “Permitted Transfer” and collectively, “Permitted Transfers”): transfers, pledges, or assignments (i) under any will or applicable law of descent, (ii) of publicly traded shares of CNL Healthcare Properties, Inc., a Maryland corporation (“CHP REIT”), and (iii) of direct or indirect ownership interests in any Borrower between and among CHP REIT and its wholly-owned and controlled affiliates (each, a “CHP Entity”) as long as (1) no Event of Default exists at the time of such transfer, (2) a CHP Entity retains at least fifty-one percent (51%) ownership interest in the applicable Borrower(s) following the transfer, and (3) a CHP Entity shall control the applicable Borrower and the day-to-day operations of the applicable Individual Property (except in the case where the day to day operations of such Borrower’s Individual Property is controlled by a Property Manager), and within sixty (60) days following any such transfer, the applicable Borrower shall deliver to Lender (x) a statement showing the current ownership of such Borrower, (y) a certification from such Borrower that such Borrower remains in compliance with the ERISA provisions of the Documents, and (z) a certification from such Borrower that such Borrower remains in compliance with the representations, warranties and covenants set forth in the Documents. Without limiting the provisions of the preceding sentence, the applicable Borrower and the transferee of the ownership interests in such Borrower being transferred shall be deemed to have made in favor of Lender, as of the date of the applicable transfer, the certification described in clauses (x), (y) and (z) above as a result of the transfer of the applicable ownership interests in such Borrower and the acceptance thereof.

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In addition, the provisions set forth in Section 5.01(a) through (i) above shall not apply to any merger, consolidation, sale, transfer, or assignment involving all or substantially all of the assets of Borrowers to a CHP Entity or all of the ownership interests in Borrowers to a CHP Entity, provided that (i) such CHP Entity shall meet the special purpose entity requirements set forth in Sections 2.10, 3.21 and 3.22 of this Agreement, (ii) any transferee shall execute and deliver any and all documentation as may be reasonably required by Lender in form and substance reasonably satisfactory to Lender including assumption documents, (iii) counsel to the transferee shall deliver to Lender opinion letters relating to such transfer (provided such opinion letters were required in connection with the closing of the Loan) in form and substance reasonably satisfactory to Lender, (iv) if any Individual Property is transferred, Borrowers shall deliver (or cause to be delivered) to Lender an endorsement to Lender’s title insurance policy relating to the change in the identity of the transferee and the execution and delivery of the transfer documentation in form and substance reasonably acceptable to Lender, (v) Borrowers shall pay all reasonable expenses incurred by Lender in connection with such transfer, including Lender’s reasonable attorneys’ fees and expenses, all recording fees, and all fees payable to the applicable title company for delivery to Lender of the endorsement referred to above and Borrowers shall pay Lender a servicing fee determined by Lender, and (vi) such other requirements of Lender shall be satisfied.

For purposes hereof, a person shall “control” a Borrower only if that person (i) shall have the power and authority, either directly or indirectly, to direct the day-to-day management of, and all major decisions regarding, the operations and management of such Borrower without requiring the consent of, or being subject to a veto by, any other person or entity, and (ii) may not be removed from such position by any other party absent negligence or willful misconduct.

ARTICLE VI - DEFAULTS AND REMEDIES

Section 6.01 Events of Default. The following shall be an “Event of Default”:

(a) if any Borrower fails to make any payment required under the Documents when due and such failure continues for five (5) days after written notice; provided, however, that if Lender gives a notice of such a default within any twelve (12) month period, then Borrowers shall have no further right to any notice of such a default during that twelve (12) month period; provided, further, however, Borrowers shall have no right to any such notice upon the Maturity Date;

(b) except for defaults listed in the other subsections of this Section 6.01, if any Borrower fails to perform or comply with any other provision contained in the Documents that is capable of cure by the payment of money and the default is not cured within fifteen (15) days after Lender’s providing written notice thereof; provided, however, that if Lender gives one (1) notice of such a default, then Borrowers shall have no further right to any notice of such a default during that twelve (12) month period;

(c) except for defaults listed in the other subsections of this Section 6.01, if any Borrower fails to perform or comply with any other provision contained in the Documents and the default is not cured within thirty (30) days after Lender’s providing written notice thereof (the “Grace Period”); provided, however, that Lender shall extend the Grace Period up to an additional ninety (90) days (for a total of one hundred twenty (120) days from the date of Lender’s initial written notice) if (i) such Borrower immediately commences and diligently pursues the cure of such default and delivers (within the Grace Period) to Lender a written request for more time and (ii) Lender determines in good faith that (A) such default cannot be cured within the Grace Period but can be cured within one hundred twenty (120)

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days from the date of Lender’s initial written notice, (B) no Lien or security interest created by the Documents will be impaired prior to completion of such cure, and (C) Lender’s immediate exercise of any remedies provided under the Documents or by law is not necessary for the protection or preservation of the Property or Lender’s security interest;

(d) if any representation made (i) in connection with the Loan or any of the Pool Obligations, or (ii) in the Loan application or Documents shall be false or misleading in any material respect;

(e) if any default under Article V occurs;

(f) if any Borrower shall (i) become insolvent, (ii) make a transfer in fraud of creditors, (iii) make an assignment for the benefit of its creditors, (iv) not be able to pay its debts as such debts become due, or (v) admit in writing its inability to pay its debts as they become due;

(g) if any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or any other proceedings for the relief of debtors, is instituted by or against any Borrower, and, if instituted against any Borrower, is allowed, consented to, or not dismissed within the earlier to occur of (i) ninety (90) days after such institution or (ii) the filing of an order for relief;

(h) if any of the events in Section 6.01(f) or Section 6.01(g) shall occur with respect to any (i) managing member of any Borrower (if Borrower is a limited liability company), (ii) general partner of any Borrower (if Borrower is a partnership), or (iii) guarantor of payment and/or performance of any of the Pool Obligations;

(i) if any Individual Property shall be taken, attached, or sequestered on execution or other process of law in any action against any Borrower (other than in connection with a Taking);

(j) if any default occurs under any of the Recourse Documents and such default is not cured within any applicable grace or cure period in that document;

(k) if any Borrower shall fail at any time to obtain, maintain, renew, or keep in force the insurance policies required by Section 3.06 within ten (10) days after written notice (or cause its Property Manager to do so);

(l) if any Borrower shall be in material default (beyond the expiration of any applicable notice and cure period) under any other mortgage, deed of trust, deed to secure debt or security agreement covering any part of the Property, whether it be superior or junior in Lien to any of the Instruments;

(m) if any claim of priority (except based upon an applicable Permitted Encumbrance) to the Documents by title, Lien, or otherwise shall be upheld by any court of competent jurisdiction or shall be consented to by any Borrower;

(n) (i) the consummation by any Borrower of any transaction which would cause (A) any of the Individual Loans or any exercise of Lender’s rights under any of the Documents to constitute a non-exempt prohibited transaction under ERISA or (B) a violation of a state statute regulating governmental plans; (ii) the failure of any representation in Section 3.11 to be true and correct in all respects; or (iii) the failure of any Borrower to provide Lender with the written certifications required by Section 3.11, unless such default is cured within the lesser of (x) fifteen (15) days after written notice of such default to Borrower, or (y) the shortest cure period, if any, provided for under any Laws applicable to such matters (including, without limitation, ERISA);

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(o) (i) the consummation by any Borrower of any transaction which would cause an OFAC Violation; (ii) the failure of any representation in Section 2.09 to be true and correct in all respects; or (iii) the failure of any Borrower to comply with the provisions of Section 3.20, unless such default is cured within the lesser of (A) fifteen (15) days after written notice of such default to any Borrower or (B) the shortest cure period, if any, provided for under any Laws applicable to such matters (including, without limitation, the Anti-Terrorism Regulations);

(p) if any Borrower shall not allow access to any Individual Property in accordance with the provisions of Section 3.12(c) and/or Section 3.14, as applicable, within ten (10) days after written notice; or

(q) if, without first obtaining Lender’s prior written consent, any Borrower shall take any action that requires Lender’s consent under the Documents.

Section 6.02 Remedies. If an Event of Default occurs, then Lender or any person designated by Lender may (but shall not be obligated to) take any action (separately, concurrently, cumulatively, and at any time and in any order) permitted under any Laws, without notice, demand, presentment, or protest (all of which are hereby waived), to protect and enforce Lender’s rights under the Documents or Laws including the actions set forth in Section 3.02 of each of the Instruments and the Cross Collateral Mortgages.

Section 6.03 Expenses. All Costs, expenses, allocated or accrued fees, or other amounts paid or incurred by Lender in the exercise of its rights under the Documents, together with interest thereon at the applicable interest rate specified in Article I, which shall be the Default Rate unless prohibited by Laws, shall be (a) part of the Pool Obligations, (b) secured by the Documents, and (c) allowed and included as part of the Pool Obligations in any foreclosure, decree for sale, power of sale, or other judgment or decree enforcing Lender’s rights under the Documents.

ARTICLE VII - SECURITY AGREEMENT

Section 7.01 Security Agreement. This Agreement constitutes a “security agreement” within the meaning of the U.C.C. The Property includes real and personal property and all tangible and intangible rights and interest of Borrowers in the Property. Each Borrower grants to Lender, as security for its Obligations, a security interest in all of its Personal Property to the fullest extent that the Personal Property may be subject to the U.C.C. Each Borrower authorizes Lender to file any financing or continuation statements and amendments thereto relating to its Personal Property without the signature of such Borrower if permitted by Laws.

ARTICLE VIII - LIMITATION ON PERSONAL LIABILITY AND INDEMNITIES

Section 8.01 Limited Recourse Liability. Except to the extent set forth in this Agreement and in the Recourse Liabilities Guaranties executed on the same date of this Agreement by the Recourse Parties (as defined below) other than Borrowers, Borrowers shall not have any personal liability for the Pool Obligations. Notwithstanding the preceding sentence, Lender may bring a foreclosure action or other

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appropriate action to enforce the Documents or realize upon and protect the Property (including, without limitation, naming Borrowers and any other necessary parties in the actions) and IN ADDITION BORROWERS AND CHP REIT (SINGULARLY OR COLLECTIVELY, THE “RECOURSE PARTIES”) SHALL HAVE JOINT AND SEVERAL PERSONAL LIABILITY FOR:

(a) any amounts accrued and/or payable under any indemnities and guaranties contained in the Documents (including, without limitation, the indemnities in the Documents respecting Executive Order 13224 [the “OFAC Indemnity”], the provisions of Sections 8.04, 8.05, 8.06 and 8.07 (as it relates to the foregoing indemnities) of this Agreement, the Environmental Indemnities and the ERISA Indemnities; provided, however, that the Recourse Parties shall not have any liability under the OFAC Indemnity for any loss relating to Individual Beneficiaries or Individual Shareholders;

(b) the amount of any assessments and taxes with respect to any Individual Property (accrued and/or payable) prior to acquisition of such Individual Property by Lender or the appointment of a receiver for such Individual Property), except to the extent of amounts (if any) deposited with Lender for payment thereof pursuant to the Documents;

(c) the amount of any security deposits, rents prepaid more than one (1) month in advance, or prepaid expenses of Tenants (whether paid directly or by means of any third party payments) to the extent (i) not turned over to Lender upon foreclosure, sale (pursuant to power of sale), or conveyance in lieu thereof, or (ii) not turned over to a receiver or trustee for the applicable Individual Property after appointment;

(d) the amount of any insurance proceeds or condemnation awards neither turned over to Lender nor used in compliance with Sections 3.07 and 3.08 of this Agreement;

(e) damages suffered or incurred by Lender as a result of any Borrower’s (i) entering into a new Lease in breach of the leasing restrictions set forth in Section 3.23 of this Agreement, (ii) entering into an amendment or termination of an existing Lease in breach of the leasing restrictions set forth in Section 3.23 of this Agreement, or (iii) accepting a termination, cancellation or surrender of an existing Lease (other than with respect to a Lease with a Major Tenant which is addressed in Section 8.02(e) below) in breach of the leasing restrictions set forth in Section 3.23 of this Agreement;

(f) damages suffered or incurred by Lender by reason of any physical waste of any Individual Property by any of the Recourse Parties, any of their agents or employees or any Tenant at the Property (but, with respect to a Tenant, only to the extent the Recourse Parties were not enforcing their rights under the applicable Tenant’s Lease);

(g) the amount of any rents or other income from any Individual Property received by any of the Recourse Parties after a default under the Documents and not otherwise applied to the indebtedness under the Documents or to the current (not deferred) operating expenses of the applicable Individual Property; PROVIDED, HOWEVER, THAT THE RECOURSE PARTIES SHALL HAVE PERSONAL LIABILITY for amounts paid as expenses to a person or entity related to or affiliated with any of the Recourse Parties except for (x) reasonable salaries for on-site employees, (y) a reasonable allocation of the salaries of off-site employees for accounting and management, and (z) management fees for services rendered pursuant to a property management agreement approved by Lender, plus out-of-pocket expenses of Borrowers’ management company relating to the applicable Individual Property, but in no event shall such expenses include any profit or be greater than prevailing market rates for any such services;

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(h) in the event of (i) any prepayment of any Individual Loan prior to the Lock Out Date following the occurrence of an Event of Default or (ii) the purchase of any Individual Loan by JCL (or any successors or assigns under one or both of the JCL Ground Leases) prior to the Lock Out Date (a “JCL Purchase”), an amount equal to all sums payable under Sections 1.04(c) and 1.06(c) of this Agreement with respect to any such prepayment (and, for purposes of calculating such amount, a JCL Purchase shall deemed to be a prepayment);

(i) with respect to any Lease that provides more than five percent (5%) of the gross annual income from an Individual Property during any twelve month period during the term of the Loan, the amount of (1) any security deposit under any Lease cashed or applied by, or on behalf of, any of the Recourse Parties (a “Security Deposit”), (2) any termination fee, cancellation fee or any other fee under a Lease (a “Termination Fee”) received by, or on behalf of, any of the Recourse Parties, or (3) any judgment, settlement or other recovery received by, or on behalf of, any of the Recourse Parties against or from any Tenant under, or any guarantor of, any Lease, in each case (x) in connection with any lease termination, cancellation, surrender or expiration of a Lease within one hundred twenty (120) days prior to or after an Event of Default under the Documents, (y) which is greater than one (1) month’s base rent payable under the Lease to which the Security Deposit and/or Termination Fee applies, and (z) which is not paid to Lender (or an escrow agent selected by Lender) to be disbursed for the payment of Lender-approved (A) tenant improvements and/or (B) market leasing commissions;

(j) [INTENTIONALLY OMITTED];

(k) following an Event of Default under the Documents which is not cured within any applicable grace period, all reasonable attorneys’ fees and other reasonable expenses incurred by Lender in enforcing the Documents if any of the Recourse Parties contests, delays, or otherwise hinders or opposes (including, without limitation, the filing of a bankruptcy by any of the Recourse Parties) any of Lender’s enforcement actions; provided, however, that if in such action the Recourse Parties prevail, the Recourse Parties shall not be required to reimburse Lender for such attorneys’ fees, allocated costs and other expenses;

(l) damages suffered or incurred by Lender as a result of any Borrower’s failure to pay all Insurance Premiums and maintain all insurance required under the Documents, except to the extent of amounts (if any) deposited with Lender for payment thereof pursuant to the Documents;

(m) damages suffered or incurred by Lender as a result of Borrower’s breach or violation of Sections 2.10, 3.21 and/or 3.22 of this Agreement (it being understood that in the absence of a violation of any provisions of Section 3.22 of this Agreement, the Recourse Parties shall not have any recourse liability for any requirement in said Section which requires Borrowers to remain solvent after the date of this Agreement);

(n) damages suffered or incurred by Lender on account of any material misrepresentation by any of the Recourse Parties in connection with the Property, the Documents, the Loan application or any other aspect of the Loan; and

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(o) damages suffered or incurred by Lender by reason of any loss, suspension or revocation of any license necessary to operate any Individual Property.

Section 8.02 Full Recourse Liability. Notwithstanding the provisions of Section 8.01 of this Agreement, the RECOURSE PARTIES SHALL HAVE JOINT AND SEVERAL PERSONAL LIABILITY for the Pool Obligations if:

(a) there shall be any breach or violation of Section 5.01 of this Agreement; or

(b) there shall be any fraud by any of the Recourse Parties in connection with the Property, the Documents, the Loan application, or any other aspect of the Loan; or

(c) there shall be intentional material misrepresentation by any of the Recourse Parties in inducing Lender to make the Loan to Borrowers on the terms and conditions contemplated by the Loan application or in the event that such intentional material misrepresentation has the effect of concealing an event or condition which would be an Event of Default under the Documents, or, which with notice and/or the passage of time, or both, would constitute an Event of Default under the Documents; or

(d) the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days after filing; provided, however, that this Section 8.02(d) shall not apply if (A) an involuntary bankruptcy is filed by Lender or (B) the involuntary filing was initiated by a third-party creditor independent of any collusive action, participation or collusive communication by (1) any Borrower, (2) any partner, shareholder or member of any Borrower or any Borrower’s general partner or managing member, or (3) any of the Recourse Parties; or

(e) any of the Recourse Parties, in breach of the leasing restrictions set forth in Section 3.23 of this Agreement, (i) enters into a Lease with a Major Tenant, (ii) enters into an amendment or termination of any Lease with a Major Tenant, (iii) consents to, or otherwise accepts, an assignment of a Lease with a Major Tenant, which assignment would result in the Major Tenant being relieved from any liability under such Lease, or (iv) accepts the termination, cancellation or surrender of any Lease with a Major Tenant; or

(f) any Instrument, any Cross Collateral Mortgage or any of the other Documents are deemed fraudulent conveyances or preferences or are otherwise deemed void pursuant to any principles limiting the rights of creditors, whether such claims, demands or assertions are made under the Bankruptcy Code (as defined in the Instrument) (as amended or replaced from time to time), including, without limitation, under Sections 544, 547 or 548 thereof, or under any applicable state fraudulent conveyance statutes or similar laws;

(g) if any Individual Property is located in California and such Individual Property is determined to be “environmentally impaired” pursuant to the provisions of Section 726.5 of the California Code of Civil Procedure; or

(h) any of the Recourse Parties shall, without Lender’s prior written consent, surrender, terminate, forfeit or suffer or permit, by acquiescence or otherwise, the surrender, termination or forfeiture of, or change, modify or amend any ground lease affecting either the John C. Lincoln Medical

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Plaza I and II Individual Property or the North Mountain Medical Plaza Individual Property in any material manner (which shall include, without limitation, shortening the term thereof, increasing rent payable thereunder, or any other change deemed material by Lender, in Lender’s discretion exercised in good faith).

Section 8.03 General Indemnity. Each Borrower agrees that while Lender has no liability to any person in tort or otherwise as lender and that Lender is not an owner or operator of any Individual Property, each Borrower shall, at its sole expense, protect, defend, release, indemnify and hold harmless (“indemnify”) the Indemnified Parties from any Losses (defined below) imposed on, incurred by, or asserted against the Indemnified Parties, directly or indirectly, arising out of or in connection with the Property, Loan, or Documents, including Losses; provided, however, that (i) the foregoing indemnities shall not apply to any Losses caused by the gross negligence or willful misconduct of the Indemnified Parties and (ii) the foregoing indemnities shall not apply to any Losses that Borrowers can conclusively prove (A) were caused solely by actions, circumstances, conditions, or events that occurred after the date Lender (or any purchaser at a foreclosure sale) actually acquired title to the Individual Property and (B) were not caused, contributed to, enhanced, or exacerbated by the direct or indirect actions or inactions of Borrowers or any partners, officers, members, shareholders, employees or agents of Borrowers. The term “Losses” shall mean any claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, debts, damages, losses, Costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind including reasonable attorneys’ fees (both in-house staff and retained attorneys) and all other costs of defense. The term “Indemnified Parties” shall mean (a) Lender, (b) any prior owner or holder of any Note, (c) any existing or prior servicer of the Loan, (d) the officers, directors, shareholders, partners, members, employees and trustees of any of the foregoing, and (e) the heirs, legal representatives, successors and assigns of each of the foregoing.

Section 8.04 Transaction Taxes Indemnity. Each Borrower shall, at its sole expense, indemnify the Indemnified Parties from all Losses imposed upon, incurred by, or asserted against the Indemnified Parties or the Documents relating to Transaction Taxes.

Section 8.05 ERISA Indemnity. With respect to any Individual Property not located in the States of California, Nevada, Utah or Washington, each Borrower shall, at its sole expense, indemnify the Indemnified Parties against all Losses imposed upon, incurred by, or asserted against the Indemnified Parties (a) as a result of a Violation, (b) in the investigation, defense, and settlement of a Violation, (c) as a result of a breach of the representations in Section 3.11 or default thereunder, (d) in correcting any prohibited transaction or the sale of a prohibited loan, and (e) in obtaining any individual prohibited transaction exemption under ERISA that Lender determines may be required. With respect to any Individual Property located in the States of California, Nevada, Utah or Washington, each Borrower owning an Individual Property in such states and other persons, if any, have executed and delivered an ERISA Indemnity with respect to such Individual Property.

Section 8.06 Environmental Indemnity. Borrowers and other persons, if any, have executed and delivered an Environmental Indemnity with respect to each Individual Property.

Section 8.07 Duty to Defend, Costs and Expenses. Upon request, whether any Borrower’s obligation to indemnify Lender arises under Article VIII or in the Documents, each Borrower shall defend the Indemnified Parties (in the applicable Borrower’s or the Indemnified Parties’ names) by attorneys and other professionals reasonably approved by the Indemnified Parties; provided that, with respect to any

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insured matter, the Indemnified Parties shall be deemed to have approved attorneys and other professionals selected by the applicable insurance companies with respect to such matter absent an ethical conflict of interest or divergence of interests. Notwithstanding the foregoing, if any Indemnified Party notifies Borrowers in writing that under applicable ethics rules an actual conflict of interest exists which precludes the attorney chosen by Borrowers from undertaking the defense of such Indemnified Party (it being understood that the joint representation of Borrowers and such Indemnified Party shall not necessarily constitute such a conflict of interest), such Indemnified Party may, in its sole and absolute discretion, engage its own attorneys and other professionals to defend or assist it with respect to such matters and, at the option of the Indemnified Party, its attorneys shall control the resolution of any such claims or proceedings. Upon demand, each Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse and/or indemnify the Indemnified Parties for all Costs imposed on, incurred by, or asserted against the Indemnified Parties by reason of any items set forth in this Article VIII and/or the enforcement or preservation of the Indemnified Parties’ rights under the Documents; provided, however, that each Borrower shall not, with respect to any action brought against any Indemnified Party, be liable for the fees and expenses of more than one firm (in addition to any local counsel) for such Indemnified Party unless (i) the ethical constraints described in the preceding sentence require that any Indemnified Party engage separate counsel or (ii) the relevant Indemnified Party has reasonably concluded (in good faith and based upon advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other relevant Indemnified Parties. Any amount payable to the Indemnified Parties under this Section 8.07 shall (a) be deemed a demand obligation, (b) be part of the Pool Obligations, (c) bear interest from the date of demand at the Default Rate, until paid if not paid on demand, and (d) be secured by the Documents.

Section 8.08 Recourse Obligation and Survival. Notwithstanding anything to the contrary in the Documents and in addition to the recourse obligations in Sections 8.01 and 8.02 above, the obligations of each Borrower under Sections 8.04, 8.05, 8.06 and 8.07 (as it relates to Sections 8.04, 8.05 and 8.06) shall be a full recourse obligation of Borrowers, shall not be subject to any limitation on personal liability in the Documents, and shall survive (a) repayment of the Pool Obligations, (b) any termination, satisfaction, transfer of title by power of sale, assignment or foreclosure of any Instrument or any Cross Collateral Mortgage, (c) the acceptance by Lender (or any nominee) of a deed in lieu of foreclosure, (d) a plan of reorganization filed under the Bankruptcy Code, or (e) the exercise by Lender of any rights in the Documents. Borrowers’ obligations under this Article VIII shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation under any applicable insurance policy.

ARTICLE IX - ADDITIONAL PROVISIONS

Section 9.01 Usury Savings Clause. All agreements in the Documents are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid under the Documents for the use, forbearance, or detention of money exceed the highest lawful rate permitted by Laws. If, at the time of performance, fulfillment of any provision of the Documents shall involve transcending the limit of validity prescribed by Laws, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If Lender shall ever receive as interest an amount which would exceed the highest lawful rate, then the receipt of such excess shall be deemed a mistake and (a) shall be canceled automatically or (b) if paid, such excess shall be (i) credited against the principal amount of the Obligations (without any Prepayment Premium) to the extent permitted by Laws or (ii) rebated to Borrower if it cannot be so credited under Laws. Furthermore, all sums paid or agreed to be paid under the Documents for the use,

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forbearance, or detention of money shall to the extent permitted by Laws be amortized, prorated, allocated, and spread throughout the full stated term of the Notes until payment in full so that the rate or amount of interest on account of the Obligations does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Obligations for so long as the Obligations are outstanding.

Section 9.02 Notices. Any notice, request, demand, consent, approval, direction, agreement, or other communication (any “notice”) required or permitted under the Documents shall be in writing and shall be validly given if sent by a nationally-recognized courier that obtains receipts, delivered personally by a courier that obtains receipts, or mailed by United States certified mail (with return receipt requested and postage prepaid) addressed to the applicable person as follows:

If to any Borrower:	With a copy of notices sent to any Borrower to:

c/o CNL Healthcare Properties, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801 Attention: Joseph T. Johnson, SVP and CFO, and Holly J. Greer, SVP and General Counsel	LOWNDES, DROSDICK, DOSTER, KANTOR & REED, P.A. 215 North Eola Drive Orlando, Florida 32801 Attention: Peter Luis Lopez, Esq.

If to Lender:	With a copy of notices sent to Lender to:

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

c/o Prudential Asset Resources, Inc.

2100 Ross Avenue, Suite 2500

Dallas, Texas 75201

Attention: Asset Management Department

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THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

c/o Prudential Asset Resources, Inc.

2100 Ross Avenue, Suite 2500

Dallas, Texas 75201

Attention: Legal Department

Reference Loan Nos. 706109200, 706109202-203

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Each notice shall be effective upon being so sent, delivered, or mailed, but the time period for response or action shall run from the date of receipt as shown on the delivery receipt. Refusal to accept delivery or the inability to deliver because of a changed address for which no notice was given shall be deemed receipt. Any party may periodically change its address for notice and specify up to two (2) additional addresses for copies by giving the other party at least ten (10) days’ prior notice.

Section 9.03 Sole Discretion of Lender. Except as otherwise expressly stated, whenever Lender’s judgment, consent, or approval is required or Lender shall have an option or election under the Documents, such judgment, the decision as to whether or not to consent to or approve the same, or the exercise of such option or election shall be in the sole and absolute discretion of Lender.

Section 9.04 Applicable Law and Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United

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States of America. Without limiting Lender’s right to bring any action or proceeding against any Borrower or such Borrower’s Individual Property relating to the Obligations (an “Action”) in the courts of other jurisdictions, each Borrower irrevocably (a) submits to the jurisdiction of any state or federal court in the applicable Property State, (b) agrees that any Action may be heard and determined in such court, and (c) waives, to the fullest extent permitted by Laws, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction.

Section 9.05 Construction of Provisions. The following rules of construction shall apply for all purposes of the Documents unless the context otherwise requires: (a) all references to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Agreement and such Exhibits are incorporated into this Agreement as if fully set forth in the body of this Agreement; (b) all Article, Section, and Exhibit captions are used for convenience and reference only and in no way define, limit, or in any way affect this Agreement; (c) words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa; (d) no inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion of this Agreement; (e) all obligations of Borrowers under the Documents shall be performed and satisfied by or on behalf of Borrowers at Borrowers’ sole expense; (f) the terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to”; (g) the terms “Property,” “Land,” “Improvements,” and “Personal Property” shall be construed as if followed by the phrase “or any part thereof”; (h) the term “Obligations” shall be construed as if followed by the phrase “or any other sums secured hereby, or any part thereof”; (i) the term “person” shall include natural persons, firms, partnerships, limited liability companies, trusts, corporations, governmental authorities or agencies, and any other public or private legal entities; (j) the term “provisions,” when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase “terms, covenants, agreements, requirements, and/or conditions”; (k) the term “lease” shall mean “tenancy, subtenancy, lease, sublease, or rental agreement,” the term “lessor” shall mean “landlord, sublandlord, lessor, and sublessor,” and the term “Tenants” or “lessee” shall mean “tenant, subtenant, lessee, and sublessee”; (l) the term “owned” shall mean “now owned or later acquired”; (m) the terms “any” and “all” shall mean “any or all”; (n) the term “on demand” or “upon demand” shall mean “within five (5) business days after written notice”; and (o) the term “day” or “days” shall mean a calendar day unless specifically referred to as a Business Day.

Section 9.06 Transfer of Loan.

(a) Lender may, at any time, (i) sell, transfer or assign the Documents and any servicing rights with respect thereto or (ii) grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (collectively, the “Securities”). Lender may forward to any purchaser, transferee, assignee, servicer, participant, or investor in such Securities (collectively, “Investors”), to any Rating Agency (defined below) rating such Securities and to any prospective Investor, all documents and information which Lender now has or may later acquire relating to the Obligations, any Borrower, any guarantor(s), any indemnitor(s), the Leases, and the Property, whether furnished by any Borrower, any guarantor(s), any indemnitor(s) or otherwise, as Lender determines advisable. Borrowers, any guarantor and any indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section 9.06 including the delivery of an estoppel certificate in accordance with Section 3.16 and such other documents as may be reasonably requested by Lender. Borrowers shall also furnish

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consent of any borrower, any guarantor and any indemnitor in order to permit Lender to furnish such Investors or such prospective Investors or such Rating Agency with any and all information concerning the Property, the Leases, the financial condition of any Borrower, any guarantor and any indemnitor, as may be reasonably requested by Lender, any Investor, any prospective Investor or any Rating Agency and which may be complied with without undue expense. “Rating Agency” shall mean any one or more credit rating agencies approved by Lender. Notwithstanding anything to the contrary contained in this Section 9.06, Borrowers shall not be required to pay any direct costs in connection with any transfer of the Loan by Lender other than nominal costs incurred by Borrowers in complying with any request for information made pursuant to this Section 9.06.

(b) Each Borrower agrees that upon any assignment or transfer of the Documents by Lender to any third party, Lender shall have no obligations or liabilities under the Documents for the period from and after such assignment, such third party shall be substituted as the lender under the Documents for all purposes, and each Borrower shall look solely to such third party for the performance of any obligations under the Documents or with respect to the Loan which arise from and after the date of such assignment.

(c) Upon an assignment or other transfer of the Documents, Lender may, at its discretion, pay over the Deposits in its possession and deliver all other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred to any Borrower or to the assignee or transferee of the Documents. If the Deposits are transferred or assigned to the assignee or transferee, then each Borrower shall then look solely to such assignee or transferee with respect thereto. This provision shall apply to every transfer of the Deposits and any other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to a new assignee or transferee. Subject to the provisions of Section 5.01, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits.

Section 9.07 Miscellaneous. If any provision of the Documents shall be held to be invalid, illegal, or unenforceable in any respect, this shall not affect any other provisions of the Documents and such provision shall be limited and construed as if it were not in the Documents. If title to the Property becomes vested in any person other than any Borrower, then Lender may, without notice to Borrowers, deal with such person regarding the Documents or the Obligations in the same manner as with any Borrower without in any way vitiating or discharging any Borrower’s liability under the Documents or being deemed to have consented to the vesting. If both the lessor’s and lessee’s interest under any Lease ever becomes vested in any one person, neither any of the Instruments or the Cross Collateral Mortgages nor the lien and security interest created by the Documents shall be destroyed or terminated by the application of the doctrine of merger, and Lender shall continue to have and enjoy all its rights and privileges as to each separate estate. Upon foreclosure (or transfer of title by power of sale) of any Instrument or any Cross Collateral Mortgage, none of the Leases shall be destroyed or terminated as a result of such foreclosure (or transfer of title by power of sale), by application of the doctrine of merger or as a matter of law, unless Lender takes all actions required by law to terminate the Leases as a result of foreclosure (or transfer of title by power of sale). Each Borrower’s covenants and agreements under the Documents shall run with the land and time is of the essence. Following an Event of Default (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that

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Lender shall have no obligation whatsoever to accept the cure of any Event of Default), each Borrower appoints Lender as its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, with respect to the execution, acknowledgment, delivery, filing or recording for and in the name of any Borrower of any of the documents listed in Sections 3.04, 3.19, 4.01, and 6.02. The Documents cannot be amended, terminated or discharged except in a writing signed by the party against whom enforcement is sought. No waiver, release or other forbearance by Lender will be effective unless it is in a writing signed by Lender and then only to the extent expressly stated. The provisions of the Documents shall be binding upon each Borrower and its heirs, devisees, representatives, successors, and assigns including successors in interest to each Individual Property and inure to the benefit of Lender and its heirs, successors, substitutes, and assigns. Where two or more persons have executed the Documents, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise. The Documents may be executed in any number of counterparts with the same effect as if all parties had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Upon receipt of an affidavit of an officer of Lender or any Borrower, as the case may be, as to the loss, theft, destruction or mutilation of any Document which is not of public record, and, in the case of any mutilation, upon surrender and cancellation of the Document, any affected Borrower or Lender, as the case may be, will issue, in lieu thereof, a replacement Document, dated the date of the lost, stolen, destroyed or mutilated Document containing the same provisions. Any reviews, inspections, reports, approvals or similar items conducted, made or produced by or on behalf of Lender with respect to any Borrower, the Property or the Loan are for loan underwriting and servicing purposes only, and shall not constitute an acknowledgment, representation or warranty of the accuracy thereof, or an assumption of liability with respect to any Borrower, any Borrower’s contractors, architects, engineers, employees, agents or invitees, present or future tenants, occupants or owners of any Borrower’s Individual Property, or any other party.

Section 9.08 Entire Agreement. Except as provided in Section 3.17, (a) the Documents constitute the entire understanding and agreement between Borrowers and Lender with respect to the Loan and supersede all prior written or oral understandings and agreements with respect to the Loan including the Loan application and Loan commitment, and (b) no Borrower is relying on any representations or warranties of Lender except as expressly set forth in the Documents.

Section 9.09 WAIVER OF TRIAL BY JURY. EACH BORROWER AND LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER OR ANY BORROWER IN CONNECTION THEREWITH.

Section 9.10 Advertisement and Publicity. Each Borrower authorizes Lender and any entity controlling, controlled by or under common control with Lender (collectively, the “Lender Affiliates”) to disclose information concerning the Loan, Borrowers and the Property subsequent to the date of this Agreement, for advertising purposes provided the information (including the form and content thereof) to be disclosed is approved by Borrowers prior to disclosure, such approval not to be unreasonably withheld. Loan information that may be disclosed by the Lender Affiliates includes the amount, term, and interest rate of the Loan, Property description, Property images, year built, type and location of the Property and name of Borrowers. Further, each Borrower agrees that it shall not place or conduct any advertising involving Lender’s involvement with the Loan without Lender’s prior written approval, which approval shall not be unreasonably withheld, delayed or conditioned.

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ARTICLE X - ADDITIONAL SPECIAL PROVISIONS

Section 10.01 Cash Management. NOT APPLICABLE.

Section 10.02 Post-Closing Obligations. Attached hereto as Exhibit H is a description of certain items to be completed in connection with the Property. Borrowers hereby covenant and agree to complete such items within the time frames set forth in Exhibit H and to provide Lender with evidence reasonably satisfactory to Lender that such items have been completed promptly following completion of each such item.

Section 10.03 Reserve Funds.

(a) Doctors Hospital, LLC (the “Kansas Tenant”) is the tenant under a Lease (the “Kansas Lease”) for approximately 18,922 square feet at the Individual Property known as Doctors Specialty Hospital at Leawood (the “Kansas Property”). If the Kansas Tenant shall (i) default under the terms and conditions of the Kansas Lease (with the exception of the current bankruptcy), (ii) vacate the premises leased under the Kansas Lease, (iii) reject the Kansas Lease in the current bankruptcy, or (iv) after the dismissal of the current bankruptcy, become the subject of a bankruptcy or insolvency, then promptly following the occurrence of any such event (the “Applicable Event”), Borrowers shall pay to Lender the sum of $1,275,000.00 (the “TILC Reserve Funds”) to be held and disbursed in accordance with this Section 10.03(a). Failure to pay the TILC Reserve Funds within ten (10) days after the Applicable Event shall be an Event of Default under the Documents.

(i) The TILC Reserve Funds shall be held by Lender (or Lender’s servicer). Borrowers shall be responsible for and shall pay all costs and expenses (including, but not limited to, the reasonable fees and disbursements of Lender’s outside counsel) for the maintenance of the TILC Reserve Funds, review of any materials and documents submitted in connection with any disbursements of the TILC Reserve Funds, and any modifications of the Documents deemed necessary by Lender.

(ii) Lender shall have a perfected security interest in the TILC Reserve Funds and any interest thereon as additional security to secure payment of the Notes; provided, however, that all such interest shall be allocated to Borrowers for income tax purposes. Lender shall have the right to commingle the TILC Reserve Funds with any other funds in Lender’s possession (or in the possession of Lender’s servicer). Any and all TILC Reserve Funds shall be disbursed to Lender and applied to payment of the Obligations (including the prepayment premium) under the Loan upon an Event of Default under any of the Documents. The TILC Reserve Funds shall earn interest at the Bank Monitor Rate (as defined below). For purposes hereof, the “Bank Monitor Rate” is the average interest rate of money market accounts offered by banks located in 25 cities and/or metropolitan areas as published in the Bank Rate Monitor (referred to therein as the “Bank 25 Average”), as determined and reset by Lender on a monthly basis, or based on some similar interest rate indicator customarily used by Lender or its servicing agent, which interest rate may not be the highest interest rate then available. Interest shall be computed based on the daily outstanding balance of the TILC Reserve Funds. Such interest shall be calculated on a simple, non-compounded interest basis.

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(iii) Upon Borrowers’ written request delivered to Lender (at least ten (10) days in advance of the date on which Borrowers request disbursement of TILC Reserve Funds) and provided no Event of Default, or event or condition which with the giving of notice or passage of time or both would be an Event of Default, then exists under the Loan, Lender shall make disbursements from the TILC Reserve Funds upon satisfaction of the following requirements:

(A) Borrowers deliver to Lender paid receipts for leasing and tenant improvement expenses incurred by Borrowers under Leases for space at the Kansas Property entered into in accordance with the Documents after the Applicable Event for which funds have not previously been disbursed from the TILC Reserve Funds;

(B) Disbursements from the TILC Reserve Funds shall be in amounts of not less than $100,000 and shall occur no more frequently than once every thirty (30) days;

(C) Borrowers deliver to lender lien waivers from the contractors performing tenant improvement and/or renovation work on the Kansas Property; and

(D) Prior to the final disbursement of the TILC Reserve Funds, Borrowers shall deliver to Lender certificates of occupancy, final lien waivers, and/or other evidence satisfactory to Lender that (x) all tenant improvements and building renovation work have been completed in accordance with all applicable Laws and in a manner satisfactory to Lender, and (y) all work has been satisfactorily completed and fully paid for.

(b) In the event of a breach of the Debt Yield Requirement set forth in Section 3.29 above, Borrowers shall have a period of twenty (20) days after the scheduled delivery date of the Debt Yield Report for the period within which the Debt Yield Requirement was breached to deposit the DY Reserve Deposit (defined below) with Lender. Failure to so deposit the DY Reserve Deposit shall be an Event of Default under the Documents. The “DY Reserve Deposit” shall be an amount equal to the reduction in the principal amount of the Loan necessary to cause the Debt Yield Requirement to be satisfied as of the delivery of the Debt Yield Report for the period within which the Debt Yield Requirement was breached.

(i) The DY Reserve Deposit shall be credited interest at the Bank Monitor Rate. Interest shall be computed based on the daily outstanding balance of the DY Reserve Deposit. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made by Borrowers to the DY Reserve Deposit. Lender shall a perfected security interest in the DY Reserve Deposit and all such interest thereon as additional security to secure payment of the Notes; provided, however, that all such interest shall be allocated to Borrowers for income tax purposes. Lender shall have the right to commingle the DY Reserve Deposit with any other funds in Lender’s possession (or in the possession of Lender’s servicer). Any and all DY Reserve Deposits shall be disbursed to Lender and applied to payment of the Obligations (including the prepayment premium) under the Loan upon an Event of Default under any of the Documents.

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(ii) The DY Reserve Deposit shall be released to Borrowers if and only if the Debt Yield Requirement is satisfied for a trailing period of three (3) months. Funds held as a DY Reserve Deposit shall not be released to Borrowers more than two (2) times in any twelve (12) month period.

(iii) Notwithstanding anything to the contrary contained in this Section 10.03(b), in the event that Graybill Medical, as tenant in the Individual Property known as the Escondido Medical Arts Centre, does not extend its Lease for a term of not less than one (1) year beyond the Maturity Date of the Loan, including any and all extension options under the Loan, for at least 28,253 square feet by December 31, 2015, under substantially the same terms and conditions as are in existence as of the closing of the Loan, then from and after December 31, 2015 the NOI produced under the Lease with Graybill Medical shall be excluded from the determination of whether the Debt Yield Requirement has been satisfied.

(c) For purposes of this Agreement, the TILC Reserve Funds and the DY Reserve Deposit shall be sometimes hereinafter collectively referred to as the “Reserve Funds”.

Section 10.04 Additional Improvements to Cleveland Clinic Chestnut Commons Medical Office Building.

Upon not less than forty-five (45) days prior written notice from Borrowers, Lender shall consent to the addition of 10,000 square feet of medical office space (the “Additional Improvements”) to the Individual Property known as the Cleveland Clinic Chestnut Commons Medical Office Building (the “Applicable Individual Property”). Lender shall consent to the Additional Improvements provided that (i) at the time such request is made and at the time of Lender’s written consent thereto, there is no default, or event or condition which with the passage of time or the giving of notice or both would constitute a default, under any of the Documents; (ii) Lender shall have received a duly executed, bona fide and binding Lease or Leases with a third party tenant entered into in accordance with the Documents for the lease of the entirety of the Additional Improvements; (iii) Borrowers shall have delivered to Lender funds sufficient to pay for the entire cost of the Additional Improvements, as determined by Lender, in Lender’s reasonable discretion, to be held in escrow by Lender as additional security for the Loan and such funds shall be disbursed as construction draws by Lender to pay for the cost of the Additional Improvements in a manner reasonably acceptable to Lender, (iv) Lender shall have received a completion guaranty in form and content reasonably acceptable to Lender from CHP REIT or other CHP Entity acceptable to Lender, in Lender’s sole and absolute discretion; (v) Lender shall have received tenant estoppel certificates, in form and content acceptable to Lender, from all tenants that would occupy the Additional Improvements; (vi) Borrowers deliver to Lender, at Borrowers’ sole cost, such title insurance coverage as Lender may deem necessary, in its reasonable discretion, to insure that the Instrument with respect to the Applicable Individual Property remains a valid first lien on the Applicable Individual Property, subject only to such exceptions to title as were evidenced in the title policy insuring such Instrument as of the closing of the Loan, real estate taxes due but not yet payable, and such other exceptions as may be approved by Lender, in its sole discretion; (vii) Lender shall have received satisfactory evidence that the Applicable Individual Property (including the Additional Improvements) shall be in compliance with all applicable Laws; (viii) any space lease or ground lease for the Additional Improvements shall be separate from all space leases and/or ground leases applicable to any other property that is not part of the Applicable Individual Property; (ix) Borrowers shall have delivered, at least thirty (30) days in advance, the plans and specifications (the “Plans”) for the Additional Improvements to Lender for Lender’s review and for review by an engineer or architect selected

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by Lender (“Lender’s Consulting Engineer”) and paid for by Borrowers; (x) Lender and Lender’s Consulting Engineer shall have approved the Plans; (xi) Lender’s Consulting Engineer shall have the right to inspect the construction of the Additional Improvements from time to time during the construction of same; (xii) following completion of construction of the Additional Improvements, Borrowers shall deliver to Lender “as built” plans and specifications for the Additional Improvements; (xiii) following completion of the Additional Improvements, Borrowers shall deliver to Lender a final certificate of occupancy for the Additional Improvements plus such additional information and documentation as Lender shall reasonably require to confirm the lien-free completion of construction of the Additional Improvements; (xiv) Borrowers shall pay Lender’s reasonable legal costs and expenses incurred in connection with such request; (xv) Lender shall have determined, in its reasonable discretion, that the Applicable Individual Property will have satisfactory ingress, egress, and parking following construction of the Additional Improvements; (xvi) Lender shall have received evidence satisfactory to Lender that all necessary tenant approvals (if any) have been obtained to permit the construction of the Additional Improvements; (xvii) Lender shall have determined, in its sole discretion, that the construction of the Additional Improvements shall not materially negatively impact the Applicable Individual Property or the other improvements located thereon or the business or operations conducted thereon; (xviii) Borrowers and any guarantors shall reaffirm their respective obligations under the Documents; (xix) following completion of construction of the Additional Improvements, Lender shall receive legal descriptions and a final as-built survey of the Applicable Individual Property showing and describing the location of the Additional Improvements; (xx) the Additional Improvements shall be constructed by a general contractor reasonably approved by Lender and such general contractor shall maintain such insurance as Lender may require, in Lender’s reasonable discretion; (xxi) the Additional Improvements shall be constructed in a first class manner using only new materials; and (xxii) Borrowers shall duly pay all invoices, bills and costs incurred in connection with the Additional Improvements as and when payable.

This Section 10.04 is personal to CHP Chestnut and if Borrowers transfer any portion of the Property to another person or entity, this provision shall automatically terminate and be of no further force or effect. Additionally, if Borrowers place a second mortgage lien on any portion of the Property, such action shall, in addition to being a breach and violation of Section 5.01 of this Agreement, cause this Section 10.04 to automatically terminate and be of no further force or effect.

Section 10.05 Provisions Concerning Trustees Under Deeds of Trust. With respect to each of the Instruments that is a deed of trust, all references to “Lender” in Sections 3.04, 3.09, 3.19, 4.01, 4.02, 6.01(c), 8.03, and 9.07 of this Agreement shall be deemed modified, where appropriate in such context, to refer to Lender and/or Trustee.

Section 10.06 State Specific Environmental Provisions.

(a) Arizona. With respect to any Individual Property located in the State of Arizona:

(i) Section 3.12(a) of this Agreement is hereby amended to include the following within the defined terms “Environmental Law” and “Environmental Laws”: the Arizona Environmental Quality Act (Title 49, Arizona Revised Statutes) and all corresponding state laws and ordinances, the applicable provisions of the Arizona Administrative Code, and the regulations and guidelines promulgated under the foregoing.

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(ii) Section 3.12(a) of this Agreement is hereby amended to include the following within the meaning of the defined term “Hazardous Materials”: any substance included within the definition of “hazardous waste” pursuant to the Arizona Environmental Quality Act or any other Environmental Law promulgated in the State of Arizona.

(b) California. With respect to any Individual Property located in the State of California, Section 3.12(a) of this Agreement is hereby amended by inserting the following words after the words “Resource Conservation and Recovery Act” at the end of the second sentence thereof: “and applicable provisions of the California Health and Safety Code and the California Water Code.”

Section 10.07 Additional State Specific Provisions.

(a) With respect to any Individual Property located in the State of Arizona, this Agreement is amended as follows:

(i) Section 8.03 of this Agreement is hereby amended to provide that Borrowers’ indemnification obligations shall, to the extent permissible by applicable law, include any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses incurred as a result of Lender’s ordinary (but not gross) negligence.

(b) With respect to any Individual Property located in the State of California, this Agreement is amended as follows:

(i) Section 1.06 of this Agreement is hereby amended to insert the following additional paragraph at the end of Section 1.06:

“BORROWER HEREBY EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ANY OR ALL OF THE NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER, THEN BORROWER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, THE PREPAYMENT PREMIUM SPECIFIED IN THIS SECTION 1.06. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT LENDER’S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THE NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN SECTION 1.03 OF THIS AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER FOR THIS WAIVER AND AGREEMENT.

Initials: Borrowers /JT/”

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(c) With respect to any Individual Property located in the State of Ohio, this Agreement is amended as follows:

(i) As used herein, “attorneys’ fees” shall mean “reasonable attorneys’ fees.”

Section 10.08 Cross Default, Cross-Collateralization and Notice Provisions. Borrowers and Lender intend that each Individual Loan shall be cross-defaulted and cross-collateralized with every other Individual Loan. Accordingly, any default under any of the Documents shall constitute a default under all of the other Documents. The cross-collateralization shall arise by virtue of the Individual Loan Documents and the Cross Collateral Documents. Each Borrower has guaranteed the Obligations of every other Borrower pursuant to the Supplemental Guaranty, the performance of which is secured by the Lien of such Borrower’s Cross Collateral Mortgage and Cross Collateral Assignment of Leases. In the event of a default under any of the Documents, Borrowers hereby acknowledge and agree that: (A) Lender shall only be obligated to send one (1) notice of default to the parties listed in Section 9.02 of this Agreement, which notice shall, if such default relates only to a particular Individual Property, identity the Individual Property with respect to which such default exists; (B) said notice shall be deemed notice to all Borrowers under all of the Documents (including, without limitation, all of the Instruments); and (C) thereafter Lender shall have the right to exercise its rights and remedies for a default under any of the Documents after the expiration of any applicable cure period, if and only if a cure period is provided under the Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day first set forth above.

BORROWERS:		CHP LINCOLN PLAZA AZ MOB OWNER, LLC, a Delaware limited liability company

CHP CHESTNUT COMMONS OH MOB OWNER, LLC, a Delaware limited liability company

		By:	/s/ Joshua J. Taube [SEAL]
By:	/s/ Joshua J. Taube [SEAL]	Name:	Joshua J. Taube
Name:	Joshua J. Taube	Title:	Vice President
Title:	Vice President	CHP NORTH MOUNTAIN AZ MOB OWNER, LLC, a Delaware limited liability company

CHP LEAWOOD KS MOB OWNER, LLC, a Delaware limited liability company
		By:	/s/ Joshua J. Taube [SEAL]
By:	/s/ Joshua J. Taube [SEAL]	Name:	Joshua J. Taube
Name:	Joshua J. Taube	Title:	Vice President
Title:	Vice President	CHP ESCONDIDO CA MOB OWNER, LLC, a Delaware limited liability company

		By:	/s/ Joshua J. Taube [SEAL]
		Name:	Joshua J. Taube
		Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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[SIGNATURE PAGE TO LOAN AGREEMENT]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

STATE OF GEORGIA	)

COUNTY OF FULTON	)

On this day of August 15, 2013, personally appeared before me Joshua J. Taube, who being by me duly sworn (or affirmed), did say that he is the Vice President of each of CHP Chestnut Commons OH MOB Owner, LLC, a Delaware limited liability company, CHP Leawood KS MOB Owner, LLC, a Delaware limited liability company, CHP Lincoln Plaza AZ MOB Owner, LLC, a Delaware limited liability company, CHP North Mountain AZ MOB Owner, LLC, a Delaware limited liability company, and CHP Escondido CA MOB Owner, LLC, a Delaware limited liability company, and on behalf of said limited liability companies by authority of their boards of managers, and said Vice President acknowledged to me that said limited liability companies executed the same.

/s/ Darlene S. Nutter
Notary Public

Darlene S. Nutter
Printed Name

September 5, 2015
My Commission expires

AFFIX NOTARY SEAL

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO LOAN AGREEMENT]

LENDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By:
Name:	Thomas Goodsite
Title:	Vice President

[CORPORATE SEAL]

STATE OF GEORGIA	)

COUNTY OF FULTON	)

On this 15th day of August, 2013, personally appeared before me Thomas Goodsite, who being by me duly sworn (or affirmed), did say that he is the Vice President of The Prudential Insurance Company of America, a New Jersey corporation, and that in behalf of said corporation by authority of its bylaws (or of a resolution of its board of directors, as the case may be) and said Vice President, acknowledged to me that said corporation executed the same.

/s/ Kelley C. Bailey
Notary Public

Kelley C. Bailey
Printed Name

February 24, 2014
My Commission expires

AFFIX NOTARY SEAL

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EXHIBIT A

LEGAL DESCRIPTION OF LAND

See Exhibits A-1 through A-5 attached hereto.

EXHIBIT A-1

LEGAL DESCRIPTION

(Cleveland Clinic Chestnut Commons MOB)

[Intentionally Omitted]

EXHIBIT A-2

LEGAL DESCRIPTION

(Doctors Specialty Hospital)

[Intentionally Omitted]

EXHIBIT A-3

LEGAL DESCRIPTION

(Escondido Medical Arts Centre)

[Intentionally Omitted]

EXHIBIT A-4

LEGAL DESCRIPTION

(John C. Lincoln Medical Plaza I and II)

[Intentionally Omitted]

EXHIBIT A-5

LEGAL DESCRIPTION

(North Mountain Medical Plaza)

[Intentionally Omitted]

EXHIBIT B

DESCRIPTION OF PERSONAL PROPERTY SECURITY

[Intentionally Omitted]

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EXHIBIT B-1-1 THROUGH B-1-5

SPECIFIC LIST OF PERSONAL PROPERTY

N/A

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Extra Space/TIAA Storage Portfolio

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EXHIBIT C

PERMITTED ENCUMBRANCES

See Exhibits C-1 through C-5 attached hereto.

EXHIBIT C-1

PERMITTED ENCUMBRANCES

(John C. Lincoln Medical Plaza I and II)

[Intentionally Omitted]

EXHIBIT C-2

PERMITTED ENCUMBRANCES

(North Mountain Medical Plaza)

[Intentionally Omitted]

EXHIBIT C-3

PERMITTED ENCUMBRANCES

(Doctors Specialty Hospital)

[Intentionally Omitted]

EXHIBIT C-4

PERMITTED ENCUMBRANCES

(Cleveland Clinic Chestnut Commons)

[Intentionally Omitted]

EXHIBIT C-5

PERMITTED ENCUMBRANCES

(Escondido Medical Arts Centre)

[Intentionally Omitted]

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EXHIBIT D

INDIVIDUAL PROPERTIES AND ALLOCATED LOAN AMOUNTS

Borrower	Individual Property Name/Address	Property State	County	Loan Number	Allocated Loan Amount
CHP Chestnut Commons OH MOB Owner, LLC	Cleveland Clinic Chestnut Commons MOB 303 Chestnut Commons Drive Elyria, Ohio 44035	Ohio	Lorain	706109200	$12,860,000.00
CHP Leawood KS MOB Owner, LLC	Doctors Specialty Hospital at Leawood 4901 College Boulevard Leawood, Kansas 66211	Kansas	Johnson	706109202	$4,510,000.00
CHP Lincoln Plaza AZ MOB Owner, LLC	John C. Lincoln Medical Plaza I and II 9225-9327 North 3rd Street Phoenix, Arizona 85020	Arizona	Maricopa	706109203	$4,790,000.00
CHP North Mountain AZ MOB Owner, LLC	North Mountain Medical Plaza 9100 North 2nd Street Phoenix, Arizona 85020	Arizona	Maricopa	706109205	$3,530,000.00
CHP Escondido CA MOB Owner, LLC	Escondido Medical Arts Centre 225 E. 2nd Avenue San Diego, California 92025	California	San Diego	706109206	$10,020,000.00

AGGREGATE LOAN AMOUNT					$35,710,000.00

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EXHIBIT E

LIST OF BORROWERS, BORROWERS’ ADDRESSES

AND BORROWERS’ TAX IDENTIFICATION NUMBERS

[Intentionally Omitted]

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EXHIBIT F

MONTHLY PRINCIPAL PAYMENTS

AND DAILY CHARGES DUE UNDER EACH NOTE

	Monthly Principal Payment	Daily Charge
Chestnut Note	$23,777.36	$250.00
Leawood Note	$8,338.72	$250.00
Lincoln Note	$8,856.42	$250.00
North Mountain Note	$6,526.76	$250.00
Escondido Note	$18,526.37	$250.00

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EXHIBIT G

LIST OF MAJOR TENANTS FOR INDIVIDUAL PROPERTIES

[Intentionally Omitted]

EXHIBIT H

LIST OF POST-CLOSING OBLIGATIONS

[Intentionally Omitted]

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